Exhibit 10.18.1
PIER 1 FUNDING, L.L.C.,
Transferor
PIER 1 IMPORTS (U.S.), INC.,
Servicer
and
WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
Trustee
on behalf of the Certificateholders

SERIES 2001-1 SUPPLEMENT
Dated as of September 4, 2001
to
POOLING AND SERVICING AGREEMENT
Dated as of February 12, 1997

Class A Variable Funding Asset-Backed
Certificates, Series 2001-1
Class B Variable Funding Asset-Backed
Certificates, Series 2001-1
PIER 1 IMPORTS CREDIT CARD MASTER TRUST

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SECTION 1.13	Series 2001-1 Termination	37

SECTION 1.14	Periodic Finance Charges and Other Fees	37

SECTION 1.15	Ratification of Agreement	38

SECTION 1.16	Counterparts	38

SECTION 1.17	Governing Law	38

SECTION 1.18	Instructions in Writing	38

EXHIBITS

EXHIBIT A-1	Form of Class A Certificate
EXHIBIT A-2	Form of Class B Certificate
EXHIBIT B	Form of Monthly Certificateholders’ Statement
EXHIBIT C	Investor Certification

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     SERIES 2001-1 SUPPLEMENT, dated as of September 4, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, this “Series Supplement”) by and among PIER 1 FUNDING, L.L.C., a Delaware limited liability company, as Transferor (the “Transferor”), PIER 1 IMPORTS (U.S.), INC., a Delaware corporation (“Pier 1”), as Servicer (in such capacity, the “Servicer”), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as Trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the “Trustee”), under the Pooling and Servicing Agreement dated as of February 12, 1997 (as amended, supplemented, or otherwise modified and in effect from time to time, including amendments in this Series Supplement, the “Agreement”) among the Transferor, the Servicer and the Trustee.
     Section 6.3 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates.
     Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof. The Investor Certificates shall not be subordinated to any other Series.
     SECTION 1.1 Designation. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the “Series 2001-1 Certificates.” The Series 2001-1 Certificates shall be issued in two Classes, which shall be designated generally as the Class A Variable Funding Asset-Backed Certificates, Series 2001-1 (the “Class A Certificates”) and the Class B Variable Funding Asset-Backed Certificates, Series 2001-1 (the “Class B Certificates”), each such Class bearing a variable rate of interest and having an outstanding principal amount which may be increased or decreased pursuant to Article VI of the Agreement. The Series 2001-1 Certificates shall be included in a Group, which shall be designated as Group 1.
     SECTION 1.2 Definitions.
          (a) In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 2001-1 Certificates. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement. Each capitalized term defined herein shall relate only to Series 2001-1 and to no other Series issued by the Trust.

     “Additional Class A Invested Amounts” shall have the meaning specified in Section 6.15 of the Agreement.
     “Additional Class B Invested Amounts” shall have the meaning specified in Section 6.17 of the Agreement.
     “Additional Interest” shall mean, at any time of determination, the sum of Class A Additional Interest and Class B Additional Interest, if any.
     “Adjusted Discount Percentage” shall mean for any Monthly Period, the percentage equivalent of a fraction, having as its numerator, the sum of the aggregate Discount Option Receivables Collections for such Monthly Period and the aggregate Principal Collections treated as Finance Charge Collections pursuant to Section 2.7(j) of the Agreement for such Monthly Period, and as its denominator, the Weighted Average Principal Receivables during such Monthly Period.
     “Administrative Agent” shall mean Morgan Guaranty Trust Company of New York, in its capacity as Administrative Agent under the Certificate Purchase Agreement, and its successors and assigns.
     “Amortization Period” shall mean the period commencing on the Amortization Period Commencement Date and continuing to, but not including, the earlier to occur of (i) the date of termination of the Trust pursuant to Section 12.1 of the Agreement and (ii) the Series 2001-1 Termination Date.
     “Amortization Period Commencement Date” shall mean the earlier of (i) the Commitment Expiration Date and (ii) the Pay Out Commencement Date.
     “Available Series 2001-1 Finance Charge Collections” shall have the meaning specified in Section 4.11(a) of the Agreement.
     “Base Rate” shall mean, for any Monthly Period, the product of twelve and the percentage equivalent of a fraction, the numerator of which is the sum of the Class A Monthly Interest and Fees and the Monthly Servicing Fee for such Monthly Period, and the denominator of which is the Weighted Average Invested Amount for such Monthly Period.
     “Carryover Class B Monthly Interest” shall mean on any Business Day in a Monthly Period (i) any Class B Monthly Interest with respect to any Interest Accrual Period beginning in a prior Monthly Period which has not previously been deposited in the Finance Charge Account or paid on any previous Distribution Date plus (ii) any Class B Additional Interest.
     “Certificate Purchase Agreement” shall mean that certain Certificate Purchase Agreement, dated as of September 4, 2001, by and among Transferor and Administrative

Agent, and the Class A Purchasers (as such term is defined in the Certificate Purchase Agreement), as the same may from time to time be amended, supplemented or otherwise modified and in effect.
     “Change of Control” shall mean, with respect to any Person, any event or series of events by which:
          (i) such Person merges or consolidates with or into another Person or the merger of another Person with or into such Person, or the sale of all or substantially all the assets of such Person to another Person, and, in the case of any such merger or consolidation, the securities of such Person that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of such Person are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent immediately after such transaction, at least a majority of the aggregate voting power of the surviving corporation;
          (ii) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934) directly or indirectly, of the securities representing more than 40% of the total voting power of such Person, except that such person shall be deemed to have a beneficial ownership of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time;
          (iii) individuals who, on the Closing Date, constitute the board of directors of such Person (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the board of directors of such Person, provided that any person becoming a director subsequent to the Closing Date whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then in office (either by a specific vote or by approval of the proxy-statement of such Person in which such individual is named as a nominee for director, without objection to such nomination) shall be an Incumbent Director; provided, however, no individual elected or nominated as a director of such Person initially as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the board of directors of such Person shall be deemed to be an Incumbent Director.
     “Class A Certificateholder” shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.
     “Class A Certificateholders’ Interest” shall mean, on any date of determination, the portion of the Series 2001-1 Certificateholders’ Interest evidenced by the Class A Certificates.

     “Class A Certificates” shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit “A-1” attached hereto and incorporated herein by reference.
     “Class A Initial Invested Amount” shall mean $100,000,000.00.
     “Class A Invested Amount” shall mean, when used with respect to any Business Day, an amount (not less than zero) equal to (w) the Class A Initial Invested Amount, plus (x) the aggregate principal amount of any Additional Class A Invested Amounts purchased by the Class A Certificateholders on or prior to such Business Day pursuant to Section 6.15 of the Agreement, minus (y) the aggregate amount of principal payments made to Class A Certificateholders prior to such Business Day, minus (z) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Business Days over Class A Investor Charge-Offs reimbursed pursuant to Section 4.11(a)(iv) of the Agreement prior to such Business Day, including, without limitation, by application of funds, pursuant to Sections 4.12(a) and (b) of the Agreement.
     “Class A Investor Charge-Off” shall have the meaning specified in Section 4.15(b) of the Agreement.
     “Class A Maximum Invested Amount” shall mean $100,000,000.
     “Class A Monthly Interest and Fees” shall have the meaning specified in the Certificate Purchase Agreement.
     “Class A Monthly Principal” shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with Section 4.10(a) of the Agreement.
     “Class A Percentage” shall mean, with respect to any day, a fraction the numerator of which is the Class A Invested Amount on such day and the denominator of which is the Invested Amount on such day.
     “Class A Projected Monthly Interest and Fees” shall have the meaning specified in the Certificate Purchase Agreement.
     “Class A Required Amount” shall mean, with respect to any Distribution Date, the amount, if any, by which the sum of (w) the Class A Monthly Interest and Fees for such Distribution Date, (x) the aggregate unreimbursed Class A Investor Charge-Offs as of the end of the related Monthly Period, before giving effect to funds allocated pursuant to Section 4.11(a)(iv), (y) the Class A Required Amount Percentage of the aggregate of the Investor Default Amounts for each Business Day during the related Monthly Period, and (z) the Class A Required Amount Percentage of the Monthly Servicing Fee for the related Monthly Period, exceeds the sum of Available Series 2001-1 Finance Charge Collections, Transferor Finance Charge Collections and Excess Finance Charge Collections on each

Business Day during the related Monthly Period applied with respect thereto and the amount available to be drawn under the Store Payment Enhancement, if any, on such Distribution Date pursuant to Section 4.18 of the Agreement for application to the amounts described in clauses (w) through (z) above.
     “Class A Required Amount Percentage” shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the Weighted Average Class A Invested Amount for each day in the preceding Monthly Period and the denominator of which is the Weighted Average Invested Amount for each day in the preceding Monthly Period.
     “Class B Additional Interest” shall mean the additional interest, if any, distributable in respect of the Class B Certificates as may be calculated pursuant to a supplemental agreement entered into in accordance with Section 1.12 hereof.
     “Class B Certificate Rate” shall mean zero percent per annum; provided, however, that such certificate may be increased pursuant to the terms of a supplemental agreement entered into in accordance with Section 1.12 hereof.
     “Class B Certificateholder” shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.
     “Class B Certificateholders’ Interest” shall mean, on any date of determination, the portion of the Series 2001-1 Certificateholders’ Interest evidenced by the Class B Certificates.
     “Class B Certificates” shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit “A-2” attached hereto and incorporated herein by reference.
     “Class B Daily Principal Amount” shall have the meaning specified in Section 4.11(c)(iii) of the Agreement.
     “Class B Initial Invested Amount” shall mean $9,289,617.49.
     “Class B Invested Amount” shall mean, when used with respect to any Business Day, an amount (not less than zero) equal to (i) the Class B Initial Invested Amount, plus (ii) the aggregate principal amount of any Additional Class B Invested Amounts pursuant to Section 6.17 of the Agreement, minus (iii) the aggregate amount of principal payments made to Class B Certificateholders prior to such Business Day, minus (iv) the aggregate amount of Class B Investor Charge-Offs for all prior Business Days, minus (v) the aggregate amount of Reallocated Class B Principal Collections for all prior Distribution Dates plus (vi) the sum of the aggregate amount allocated to the Class B Certificates and applied on all prior Business Days pursuant to Section 4.11(a)(v) of the Agreement, including, without limitation, by application of funds pursuant to Sections 4.12(a) and (b) of the Agreement.
     “Class B Investor Charge-Offs” shall have the meaning specified in Section 4.15(a) of the Agreement.
     “Class B Minimum Required Amount” shall mean, at any time of determination, the greater of (i) the quotient obtained by dividing (A) 8.5% of the Class A Invested Amount at such time by (B) 0.915 and (ii) the sum of (A) 3.0% of the Class A Purchase Limit at such time and (B) 3.0% of the quotient obtained by dividing (1) 8.5% of the Class A Purchase Limit at such time by (2) 0.915; provided, however, that if the Class A Certificates have been rated at least A by Standard & Poor’s and A2 by Moody’s, then the Class B Minimum Required Amount shall be in such amount as Standard & Poor’s and Moody’s shall specify.
     “Class B Monthly Interest” shall mean the monthly interest, if any, distributable in respect of the Class B Certificates as may be calculated pursuant to a supplemental agreement entered into in accordance with Section 1.12 hereof.
     “Class B Monthly Principal” shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with Section 4.10(b) of the Agreement.
     “Class B Percentage” shall mean, with respect to any day, a fraction the numerator of which is the Class B Invested Amount on such day and the denominator of which is the Invested Amount on such day.
     “Class B Principal Payment Commencement Date” shall mean the Distribution Date on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 2001-1 Investor Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full.
     “Closing Date” shall mean September 4, 2001.
     “Commitment Expiration Date” shall have the meaning specified in the Certificate Purchase Agreement.
     “Daily Report” shall have the meaning specified in Section 3.4(b) of the Agreement.
     “Decrease Date” shall have the meaning specified in Section 6.16(a) of the Agreement.

     “Dilution Ratio” shall mean, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of reductions to all Receivables as a result of non-cash credits and returns during such Monthly Period, and the denominator of which is the Weighted Average Principal Receivables for such Monthly Period.
     “Distribution Date” shall mean October 20, 2001, and the twentieth day of each calendar month thereafter, or if such twentieth day is not a Business Day, the next succeeding Business Day.
     “Early Amortization Period” shall mean the period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (i) the date of termination of the Trust pursuant to Section 12.1 of the Agreement and (ii) the Series 2001-1 Termination Date.
     “Eligible Store Payment Enhancement Institution” shall mean (a) a depository institution (which may be the Trustee or an Affiliate thereof) organized under the laws of the United States or any one of the states thereof that at all times (i) has either (x) a long-term unsecured debt rating of A2 or better by Moody’s or (y) a certificate of deposit rating of P-1 by Moody’s; (ii) has either (x) a long-term unsecured debt rating of A or better by Standard & Poor’s or (y) a certificate of deposit rating of A-1 or better by Standard & Poor’s; and (iii) is a member of the Federal Deposit Insurance Corporation (or any successor) or (b) any other institution that is acceptable to the Rating Agencies.
     “Enhancement” shall mean, with respect to the Class A Certificates, the subordination of the Class B Invested Amount.
     “Excess Finance Charge Collections” shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in Section 4.11(a)(viii) of the Agreement allocated to the Investor Certificates but available to cover shortfalls in amounts paid from Total Finance Charge Collections for other Series, if any, or (y) the aggregate amount of Total Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Investor Certificates.
     “Finance Charge Shortfall” shall have the meaning specified in Section 4.12(b) of the Agreement.
     “Fixed/Floating Allocation Percentage” shall mean for any Business Day (i) with respect to Principal Collections, the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate the investor allocation percentages with respect to Principal Receivables with respect to all Classes of all Series then outstanding on such Business Day as specified in the applicable Supplements; and (ii) with respect to Finance Charge Collections on and after the Pay Out Commencement Date, the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the Business Day preceding the Pay Out Commencement Date and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate the investor allocation percentages with respect to Finance Charge Collections with respect to all Classes of all Series then outstanding on such Business Day.
     “Floating Allocation Percentage” shall mean, with respect to any Business Day, the percentage equivalent of a fraction, numerator of which is the Invested Amount on such Business Day and the denominator of which is the greater of (i) the sum of the amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (ii) the sum of the numerators used to calculate the Investor Percentages with respect to all Classes of all Series then outstanding on such Business Day.
     “Group 1” shall mean the Series 2001-1 Certificates, which will be the only Series in such Group.
     “Interest Accrual Period” shall mean, with respect to a Distribution Date, the Monthly Period most recently ended prior to such Distribution Date, except that the Interest Accrual Period with respect to the first Distribution Date will be the period commencing on and including the Closing Date and ending on and including the last day of the Monthly Period ending on or about September 30, 2001, and the Interest Accrual Period with respect to the last Distribution Date will be the period commencing on and including the first day of the Monthly Period most recently ended prior to such last Distribution Date.
     “Invested Amount” shall mean, when used with respect to any Business Day, an amount equal to the sum of the Class A Invested Amount and the Class B Invested Amount, in each case as of such Business Day.
     “Investor Certificateholder” shall mean the Holder of record on the Certificate Register of an Investor Certificate of Series 2001-1.
     “Investor Certificates” shall mean the Class A Certificates and the Class B Certificates; provided, however, that the Class B Certificates shall not be considered to be Investor Certificates for purposes of any Tax Opinion or other opinion relating to tax matters hereunder or under the Agreement for so long as they are held by the Transferor.
     “Investor Charge-Offs” shall mean the sum of Class A Investor Charge-Offs and Class B Investor Charge-Offs.

     “Investor Default Amount” shall mean, with respect to each Business Day, an amount equal to the product of the Default Amount for such Business Day and the Floating Allocation Percentage applicable for such Business Day.
     “Investor Percentage” shall mean for any Business Day, (a) with respect to Receivables in Defaulted Accounts at any time, Finance Charge Collections prior to the Pay Out Commencement Date or Principal Receivables during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Finance Charge Collections on and after the Pay Out Commencement Date or Principal Receivables during the Amortization Period, the Fixed/Floating Allocation Percentage.
     “Issuance Date” shall mean the Closing Date.
     “Monthly Certificateholders’ Statement” shall have the meaning specified in Section 5.2(b).
     “Monthly Period” shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Investor Certificates shall begin on and include the Closing Date and shall end on and include October 6, 2001.
     “Monthly Servicing Fee” shall mean for any Monthly Period, an amount equal to the product of (i) one-twelfth, (ii) the Series Servicing Fee Percentage, and (iii) the Weighted Average Invested Amount for such Monthly Period.
     “Pay Out Commencement Date” shall mean the earlier of the date on which (i) a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or (ii) a Series 2001-1 Pay Out Event is deemed to occur pursuant to Section 1.9 of this Series Supplement.
     “Pay Out Event” shall mean either (i) a Trust Pay Out Event pursuant to Section 9.1 of the Agreement or (ii) a Series 2001-1 Pay Out Event pursuant to Section 1.9 of this Series Supplement.
     “Periodic Rate” shall have the meaning specified in the Credit Card Agreement applicable to each Account for determining the Periodic Finance Charges.
     “Portfolio Yield” shall mean for the Investor Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to (i) the aggregate Available Series 2001-1 Finance Charge Collections for such Monthly Period, calculated on a cash basis, minus (ii) the aggregate Investor Default Amount for such Monthly Period, and the denominator of which is the Weighted Average Invested Amount for such Monthly Period.

     “Principal Allocation Percentage” shall mean for Series 2001-1 (i) for each Business Day during the Revolving Period, the Floating Allocation Percentage and (ii) for each Business Day on and after the Amortization Period Commencement Date, the Fixed/Floating Allocation Percentage.
     “Principal Payment Rate” shall mean, for any Monthly Period, the percentage equivalent of a fraction having as its numerator, an amount equal to the aggregate amount of Principal Collections for such Monthly Period, and as its denominator, is the aggregate amount Weighted Average Principal Receivables in the Trust during such Monthly Period.
     “Principal Shortfalls” shall mean on any Business Day (i) for Series 2001-1, on or after the Amortization Period Commencement Date, the Invested Amount of the class then receiving principal payments after the application of Principal Collections on such Business Day or (ii) for any other Series the amounts specified as such in the Supplement for such other Series.
     “Projected Monthly Servicing Fee” shall mean, for any date of determination for any Monthly Period, an amount equal to the product of (i) one-twelfth (1/12), (ii) the Series Servicing-Fee Percentage, and (iii) the sum of the Class A Maximum Invested Amount and the Class B Minimum Required Amount determined assuming that the Class A Invested Amount equals the Class A Maximum Invested Amount.
     “Reallocated Class B Principal Collections” shall have the meaning specified in Section 4.17 of the Agreement.
     “Record Date” shall mean, with respect to any Distribution Date, the last Business Day of the preceding Monthly Period.
     “Required Retained Transferor’s Percentage” shall mean 7.0%; provided, however, that such percentage may be adjusted from time to time upon written notice from the Transferor to the Trustee, if each Rating Agency initially contracted to rate the Class A Certificates shall have been notified of such amendment and shall have provided notice to the Administrative Agent and Trustee or the Servicer that such action would not result in a reduction or withdrawal of its rating of the Class A Certificates and such action shall not, as evidenced by a Tax Opinion, cause the Trust to be characterized for Federal income tax purposes as an association or publicly traded partnership taxable as a corporation or otherwise have any material adverse effect on the Federal income taxation of any outstanding Series of Investor Certificates or any Certificate Owner, and only if the Administrative Agent after receiving such notice from each Rating Agency provides written consent for such adjustment.

     “Revolving Period” shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the Amortization Period Commencement Date and (b) a period of 364 days from the Closing Date.
     “Series 2001-1” shall mean the Series of the Pier 1 Imports Credit Card Master Trust represented by the Investor Certificates.
     “Series 2001-1 Certificateholder” shall mean the holder of record of any Series 2001-1 Investor Certificate.
     “Series 2001-1 Certificateholders’ Interest” shall have the meaning specified in Section 4.7 of the Agreement.
     “Series 2001-1 Pay Out Event” shall have the meaning specified in Section 1.9 of this Series Supplement.
     “Series 2001-1 Termination Date” shall mean the earlier to occur of (i) the day after the Distribution Date on which the Investor Certificates are paid in full and (ii) the Distribution Date that is at least forty-eight (48) months following the Amortization Period Commencement Date.
     “Series Servicing-Fee Percentage” shall mean 2.00% per annum.
     “Shared Principal Collections” shall mean, as the context requires, either (a) the amount allocated to the Series 2001-1 Certificates, which are specified herein to be treated as “Shared Principal Collections” and which may be applied to cover principal shortfalls with respect to other outstanding Series in Group 1 or (b) the amounts allocated to the investor certificates of other Series which the applicable Supplements for such Series specify are to be treated as “Shared Principal Collections” and which may be applied to cover Principal Shortfalls with respect to the Series 2001-1 Investor Certificates.
     “Store Payment Enhancement” shall mean either (i) a stand-by letter of credit in a face amount equal to the Store Payment Enhancement Required Amount, issued for the account of the Transferor and for the benefit of the Trustee on behalf of the Class A Certificateholders by an Eligible Store Payment Enhancement Institution or (ii) a segregated cash collateral account with an initial balance equal to the Store Payment Enhancement Required Amount established in the name of the Trustee with an Eligible Store Payment Enhancement Institution, which in the case of either (i) or (ii) shall have been approved in writing by the Administrative Agent.
     “Store Payment Enhancement Required Amount” shall mean as of the date that any Store Payment Enhancement is implemented, an amount equal to the product of (i) 10%, (ii) the average of the Principal Payments Rates for the twelve (12) most recently ended Monthly Periods or if fewer than twelve (12) Monthly Periods shall have elapsed since the Closing Date, the highest Principal Payment Rate for any Monthly Period since the Closing Date and such date on which such Store Payment Enhancement is implemented, and (iii) the Class A Purchase Limit; provided, however, that if such Store Payment Enhancement is established to replace an existing letter of credit or cash collateral account as a result of the applicable financial institution ceasing to be an Eligible Store Payment Enhancement Institution, the Store Payment Enhancement Required Amount with respect to such replacement Store Payment Enhancement shall be, as applicable, the undrawn face amount of the letter of credit being replaced or the balance in the cash collateral account being replaced.
     “Structured Investor Event” shall have the meaning specified in the Certificate Purchase Agreement.
     “Total Finance Charge Collections” shall mean with respect to any Business Day (a) prior to the Pay Out Commencement Date, the product of the Floating Allocation Percentage for such Business Day and the amount of Finance Charge Collections for such Business Day or (b) on and after the Pay Out Commencement Date, the product of the Fixed/Floating Allocation Percentage for such Series and the amount of Finance Charge Collections for such Business Day.
     “Transferor Finance Charge Collections” shall mean on any Business Day the product of (i) the Finance Charge Collections, (ii) the Transferor’s Percentage and (iii) the Series Allocation Percentage in each case for such Business Day.
     “Transferor Retained Class” shall mean the Class B Certificates, but only to the extent that, and for so long as, the Transferor is the Holder of such Certificates.
     “Weighted Average Class A Invested Amount” shall mean, for any Monthly Period, the quotient of (i) the sum of the Class A Invested Amount determined as of each day in that Monthly Period, divided by (ii) the number of days in that Monthly Period.
     “Weighted Average Invested Amount” shall mean, for any Monthly Period, the quotient of (i) the sum of the Invested Amount determined as of each day in that Monthly Period, divided by (ii) the number of days in that Monthly Period.
     “Weighted Average Principal Receivables” shall mean, for any Monthly Period, the quotient of (i) the sum of the aggregate amount of Principal Receivables in the Trust as of each day in that Monthly Period, divided by (ii) the number of days in that Monthly Period.
          (b) For so long as none of the outstanding Investor Certificates are rated at least A by Standard & Poor’s and A2 by Moody’s, each reference in the Agreement or in the Receivables Purchase Agreement to a requirement that the Rating Agency Condition be satisfied or that any approval, confirmation, notice or consent of any Rating Agency be obtained or received, shall be deemed also to be a requirement to obtain the approval or consent, as applicable, of the Administrative Agent. In addition, the Administrative Agent shall be deemed at all times to be a Rating Agency for purposes of all notices and other communications delivered under the Agreement or the Receivables Purchase Agreement, except to the extent that such notices or communications relate solely to a Series other than Series 2001-1.
     SECTION 1.3 Reassignment and Transfer Terms.
          (a) The Investor Certificates shall be subject to repurchase and termination by the Servicer at its option, in accordance with the terms specified in Section 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Invested Amount is reduced to an amount less than or equal to 10% of the highest Invested Amount outstanding at anytime during the Revolving Period. The deposit required in connection with any such termination and final distribution shall be equal to the aggregate outstanding balance of the Series 2001-1 Certificates, plus accrued and unpaid interest on the Series 2001-1 Certificates through the day prior to the Distribution Date on which the final distribution occurs, plus all other amounts owing in respect of the Series 2001-1 Certificates pursuant to the Agreement or the Certificate Purchase Agreement.
          (b) Each Class A Certificateholder and Class B Certificateholder, by accepting and holding a Class A Certificate or a Class B Certificate, as applicable, or an interest therein, will be deemed to have represented and warranted that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan’s investment in the entity or (v) a person investing “plan assets” of any such plan (including for purposes of clauses (iv) and (v), any insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).
     SECTION 1.4 Delivery and Payment for the Series 2001-1 Certificates. The Transferor shall execute and deliver the Series 2001-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 2001-1 Certificates to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.
     SECTION 1.5 Form of Delivery of Series 2001-1 Certificates. The Class A Certificates shall be delivered as Definitive Certificates as provided in Sections 6.1, 6.2 and 6.10 of the Agreement and shall be substantially in the form of Exhibit “A-1” attached hereto. The Class B Certificates shall be delivered as Definitive Certificates as provided in Sections 6.1, 6.2 and 6.10 of the Agreement and shall be substantially in the form of Exhibit “A-2” attached hereto.
     SECTION 1.6 Article II of the Agreement. Section 2.7(j) of the Agreement shall be amended to read as follows and shall be applicable only to the Investor Certificates:
          Section 2.7(j) Designated Receivables. The Transferor shall designate certain Deferred Payment Plan Receivables to be treated as each having a Principal Receivable balance of zero on each Business Day on which the aggregate principal balance of Deferred Payment Plan Receivables exceeds 15% of the balance of the Aggregate Principal Receivables on such day (or for any such day in February, June and October, the limit shall be 20%), such that following such designation the Principal Receivables balance of all Deferred Payment Plan Receivables not so designated shall not exceed 15% of the balance of the Aggregate Principal Receivables on such day (or for any such day in February, June and October, the limit shall be 20%); provided, however, that this 15% limit (or for any such day in February, June and October, the limit shall be 20%) may be increased to 25% subject to satisfaction of the Rating Agency Condition. The Transferor shall designate certain Foreign Receivables to be treated as each having a Principal Receivable balance of zero on each Business Day on which the aggregate Outstanding Balance of Foreign Receivables exceeds 1% of the aggregate Outstanding Balance of all Receivables on such day, such that following such designation the Outstanding Balance of all Foreign Receivables not so designated shall not exceed 1% of the aggregate Outstanding Balance of all Receivables on such day. Receivables so designated by the Transferor will not be treated as Eligible Receivables, their principal balances will not be credited toward the Aggregate Principal Receivables in the Trust, and Collections with respect to such Receivables will be treated as Finance Charge Collections.
     SECTION 1.7 Article IV of Agreement. Sections 4.1 through 4.6 of the Agreement shall read in their entirety as provided in the Agreement. The remainder of Article IV of the Agreement shall read in its entirety as follows and shall be applicable only to the Investor Certificates:
ARTICLE IV
RIGHTS OF CERTIFICATEHOLDERS AND
ALLOCATION AND APPLICATION OF COLLECTIONS
     Section 4.7 Rights of Series 2001-1 Certificateholders. Each Investor Certificate shall represent a fractional Undivided Interest in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 2001-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Fixed/Floating Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds allocable to the Series 2001-1 Certificates on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Excess Funding Account, and the Distribution Account (for such Series, the “Series 2001-1 Certificateholders’ Interest”). The Class B Invested Amount shall be subordinated to the Class A Certificates to the extent provided in this Article IV. The Exchangeable Transferor Certificate shall not represent any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Excess Funding Account, or the Distribution Account, except as specifically provided in this Article IV.
     Section 4.8 Collections and Allocation.
          (a) Collections. The Servicer will instruct the Trustee to apply all funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Excess Funding Account or the Distribution Account allocable to the Series 2001-1 Certificates as described in this Article IV. The Servicer shall, prior to the close of business on any Date of Processing, allocate to the Investor Certificateholders an amount equal to (x) Total Finance Charge Collections on such Date of Processing and (y) an amount equal to the product of (i) the Principal Allocation Percentage on such Date of Processing and (ii) the aggregate amount of Principal Collections on such Date of Processing. In addition, on each Date of Processing, the Servicer shall allocate to the Investor Certificateholders a portion of the Default Amount equal to the Investor Default Amount.
          (b) Allocation of Collections. The Servicer shall allocate all Collections allocated to the Series 2001-1 Certificates on the basis of the allocation of Finance Charge Collections and Principal Collections specified in the Agreement.
          (c) Payments to the Holder of the Exchangeable Transferor Certificate. On each Business Day, the Servicer shall determine whether a Pay Out Event is deemed to have occurred with respect to the Investor Certificates, and the Servicer shall allocate Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor Certificate as follows:
          (i) For each Business Day (unless otherwise specified herein) with respect to the Revolving Period, an amount equal to (x) the product of the Floating Allocation Percentage and the amount of Principal Collections on such Business Day, minus (y) an amount equal to the product of the Floating Allocation Percentage, the Class B Percentage and the amount of Principal Collections on such Business Day (but in no event to exceed, when taken together with other amounts on deposit in the Collection Account pursuant to this Section 4.8(c)(i)(y), the Class B Invested Amount), which amount shall be retained in the Collection Account, minus (z) to the extent that any other

Series is outstanding and in its Amortization Period, an amount not to exceed the portion of such Principal Collections required to be applied as Shared Principal Collections with respect to the related Distribution Date.
          (ii) For each Business Day with respect to the Amortization Period, the amount of payments made to the Holder of the Exchangeable Transferor Certificate shall be determined only as provided in Section 4.3(c) of the Agreement.
     Notwithstanding the foregoing and Section 4.3(c) of the Agreement, on each Business Day, the Servicer shall apply Transferor Finance Charge Collections in accordance with Section 4.12(a) of the Agreement.
     Notwithstanding the foregoing, amounts payable to the Holder of the Exchangeable Transferor Certificate pursuant to Section 4.8(c)(i) of the Agreement shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Amount from being less than the Minimum Transferor Amount.
     The allocations to be made pursuant to this Section 4.8(c) also apply to deposits into the Collection Account that are treated as Collections, including Adjustment Payments, payment of the reassignment price pursuant to Sections 2.6 or 3.3 of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Sections 9.2, 10.1, 12.1 or 12.2 of the Agreement and Section 1.3 of this Series Supplement. Such deposits to be treated as Collections will be allocated as Finance Charge Receivables or Principal Receivables as provided in the Agreement.
     Section 4.9 Determination of Monthly Interest for the Investor Certificates. The amount of monthly interest allocable to the Class A Certificates of Series 2001-1 with respect to any Interest Accrual Period shall be an amount equal to the Class A Monthly Interest and Fees for the related Distribution Date.
     Section 4.10 Determination of Monthly Principal.
          (a) The amount of monthly principal (the “Class A Monthly Principal”) allocable to the Class A Certificates on each Distribution Date following the Amortization Period Commencement Date shall be equal to an amount calculated as follows: the sum of (i) an amount equal to (x) the product of the Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections with respect to the related Monthly Period minus (y) the aggregate amount of Reallocated Class B Principal Collections for the related Monthly Period, (ii) any amount on deposit in the Excess Funding Account allocated to the Investor Certificates on such Distribution Date, and (iii) the amount allocated to the Class A Certificateholders pursuant to Sections

4.11(a)(iii), (iv) and (v) of the Agreement with respect to such Distribution Date; provided, however, that for each Distribution Date, Class A Monthly Principal may not exceed the Class A Invested Amount.
          (b) The amount of monthly principal (for Series 2001-1, the “Class B Monthly Principal”) distributable from the Distribution Account with respect to the Class B Certificates on each Distribution Date, beginning with the Class B Principal Payment Commencement Date, shall be an amount equal to and calculated-as follows: the sum of (i) an amount equal to (x) the product of the Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections with respect to the related Monthly Period minus (y) the amount thereof paid to the Class A Certificateholders pursuant to Section 4.14(a) of the Agreement, if any, and minus (z) the aggregate amount of Reallocated Class B Principal Collections for the related Monthly Period, (ii) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates on such Distribution Date, and (iii) the amount, if any, allocated to the Class B Certificates pursuant to Sections 4.11(a)(iii) and (v) of the Agreement with respect to such Distribution Date.
     Section 4.11 Application of Funds on Deposit in the Collection Account for the Certificates.
          (a) On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw, to the extent of Total Finance Charge Collections (the “Available Series 2001-1 Finance Charge Collections”), the amounts required to be withdrawn from the Collection Account pursuant to Sections 4.11(a)(i) through 4.11(a)(viii) of the Agreement.
          (i) Class A Monthly Interest and Fees. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall transfer from the Collection Account into the Finance Charge Account for distribution on the next Distribution Date to the Class A Certificateholders, to the extent of the Available Series 2001-1 Finance Charge Collections for such Business Day, an amount equal to the lesser of (x) the Available Series 2001-1 Finance Charge Collections and (y) the excess of (1) the Class A Projected Monthly Interest and Fees over (2) any amounts with respect thereto previously credited to the Finance Charge Account on any prior Business Day during such Monthly Period.
          (ii) Investor Monthly Servicing. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall transfer from the Collection Account into the Finance Charge Account for distribution on the next Distribution Date to the Servicer, to the extent of any Available Series 2001-1 Finance Charge Collections for such Business Day, remaining after giving effect to the withdrawals pursuant to Section 4.11(a)(i) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2001-1 Finance Charge Collections and (y) the excess of (1) the Projected Monthly Servicing Fee plus any Monthly Servicing Fee previously due but unpaid with respect to prior Monthly Periods over (2) any amounts with respect thereto previously credited to the Finance Charge Account on any prior Business Day during such Monthly Period.
          (iii) Investor Default Amount. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 2001-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to Sections 4.11(a)(i) and (ii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2001-1 Finance Charge Collections and (y) the sum of (1) the aggregate Investor Default Amount for such Business Day plus (2) the unpaid Investor Default Amount for any previous Business Day during such Monthly Period, which amount will (i) during the Revolving Period, be treated as Shared Principal Collections, (ii) during the Amortization Period, on or prior to the Class B Principal Payment Commencement Date, be deposited in the Principal Account for payment to the Class A Certificateholders, and (iii) during the Amortization Period, on and after the Class B Principal Payment Commencement Date, be deposited in the Principal Account for payment to the Class B Certificateholders.
          (iv) Reimbursement of Class A Investor Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 2001-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to Sections 4.11(a)(i) through (iii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2001-1 Finance Charge Collections and (y) the unreimbursed Class A Investor Charge-Offs, such amount to be treated as Shared Principal Collections during the Revolving Period, and to the extent included in Class A Monthly Principal, deposited in the Principal Account during the Amortization Period for distribution to the Class A Certificateholders on the next Distribution Date.
          (v) Reimbursement of Class B Investor Charge-Offs and Reallocated Class B Principal Collections. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 2001-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to Sections 4.11(a)(i) through (iv) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2001-1 Finance Charge Collections and (y) the unreimbursed Class B Investor Charge-Offs and reductions of the Class B Invested Amount due to Reallocated Class B Principal Collections, if any, such amount to be treated as Shared Principal Collections during the Revolving Period, and deposited (i) in the Principal Account during the Amortization Period for distribution to the Class A Certificateholders, and (ii) on and after the Class B

Principal Payment Commencement Date, in the Principal Account for payment to the Class B Certificateholders.
          (vi) Class B Monthly Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall transfer from the Collection Account into the Finance Charge Account for distribution on the next Distribution Date to the Class B Certificateholders, to the extent of any Available Series 2001-1 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to Sections 4.11(a)(i) through (v) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2001-1 Finance Charge Collections and (y) the excess of (1) the sum of (A) the Class B Monthly Interest and (B) Carryover Class B Monthly Interest over (2) any amounts with respect thereto previously credited to the Finance Charge Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, Carryover Class B Monthly Interest shall be payable or distributable to Class B Certificateholders only to the extent permitted by applicable law.
          (vii) Trustee’s Fees and Expenses. To the extent that the Servicer fails to promptly pay either any amounts due and owing to the Trustee in its capacities as Paying Agent or Trustee (but not as Successor Servicer) or any reasonable transition expenses described in the last sentence of this subsection when due, the Trustee on each Business Day during a Monthly Period shall transfer from the Collection Account into the Finance Charge Account for Distribution on the next Distribution Date to the Trustee to the extent of any Available Series 2001-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to Sections 4.11(a)(i) through (vi) of the Agreement, an amount equal to the lesser of (x) such remaining Available Series 2001-1 Finance Charge Collections and (y) the excess of such amounts owing to the Trustee (up to a maximum for any Monthly Period of one-twelfth (1/12) of the product of 0.50% and the Weighted Average Invested Amount during the immediately preceding Monthly Period over (2) any amounts with respect thereto previously credited to the Finance Charge Account on any previous Business Day during such Monthly Period. Notwithstanding anything to the contrary, if the Trustee becomes Successor Servicer, the Successor Servicer shall be entitled to receive the Monthly Servicing Fee as compensation for its services with respect to each Monthly Period payable monthly on the related Distribution Date. In addition, the Trustee, as Successor Servicer shall be entitled to receive reasonable transition expenses, which shall be payable as provided in the first sentence of this paragraph.
          (viii) Excess Finance Charge Collections. Any amounts remaining in the Collection Account to the extent of any Available Series 2001-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to Sections 4.11(a)(i) through (vii) of the Agreement, shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw such amounts from the Collection Account and to first make such amounts available to pay to Certificateholders of other Series in Group 1 to the extent of shortfalls, if any, in amounts payable to such certificateholders from Finance Charge Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, then to reserve for (or pay when due) any taxes and related expenses anticipated by the Servicer to be payable by the Trust with respect to the related Monthly Period or prior Monthly Periods and then pay any remaining Excess Finance Charge Collections to the Transferor; provided, however, that on any Business Day during any Early Amortization Period, the Trustee shall deposit any such remaining Available Series 2001-1 Finance Charge Collections into the Finance Charge Account and shall add such funds to the Available Series 2001-1 Finance Charge Collections on each subsequent Business Day in such Monthly Period until the last Business Day of the related Monthly Period, when the aggregate amount of such remaining Available Series 2001-1 Finance Charge Collections shall be distributed as Excess Finance Charge Collections in accordance with this Section 4.11(a)(viii) of the Agreement.
          (b) For each Business Day during the Revolving Period Principal Collections on deposit in the Collection Account pursuant to (i) Section 4.8(c)(i)(z) of the Agreement with respect to such Business Day will be treated as Shared Principal Collections and applied, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Section 4.4 of the Agreement and (ii) Section 4.8 (c)(i)(y) of the Agreement shall be retained therein for application, if necessary, as Reallocated Class B Principal Collections on the next succeeding Distribution Date; provided, however, that (I) any amount retained in the Collection Account for application as Reallocated Class B Principal Collections on the next succeeding Distribution Date which amount is not to be so applied, shall, on the next succeeding Determination Date, be treated as Shared Principal Collections and applied, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Section 4.4 of the Agreement and (II) if the Class B Minimum Required Amount is reduced in accordance with Section 1.12(a), the amount described in Sections 4.8(c)(i)(y) and (z) of the Agreement may be distributed to the Class B Certificateholders in an amount not to exceed the amount of such reduction.
          (c) For each Business Day on and after the Amortization Period Commencement Date, Principal Collections on deposit in the Collection Account with respect to such Business Day will be distributed pursuant to the written direction of the Servicer in the Daily Report for such Business Day in the following priority:
          (i) an amount equal to the sum of (w) an amount equal to (I) the product of the Fixed/Floating Allocation Percentage, the Class A Percentage and the aggregate amount of Principal Collections in the Collection Account at the end of the preceding Business Day, (x) any amount on deposit in the Excess Funding Account allocated to the Investor Certificates on such Business Day, (y) amounts to be paid pursuant to Sections 4.11(a)(iii), (iv) and (v) of the Agreement on such Business Day, and (z) the amount of Shared Principal Collections allocated to the Investor Certificates in accordance with Section 4.16 of the Agreement on such Business Day, will be transferred to the Principal Account;

          (ii) an amount equal to the product of the Fixed/Floating Allocation Percentage, the Class B Percentage and the aggregate amount of Principal Collections in the Collection Account at the end of the preceding Business Day (but in no event to exceed, when taken together with other amounts on deposit in the Collection Account pursuant to this Section 4.11(c)(ii), the Class B Invested Amount) shall be retained in the Collection Account for application as Reallocated Class B Principal Collections as necessary on the next succeeding Distribution Date; provided, however, that any amount so retained in the Collection Account and not to be applied as Reallocated Class B Principal Collections on the next succeeding Distribution Date, shall, on the next succeeding Determination Date be transferred to the Principal Account;
          (iii) on and after the Class B Principal Payment Commencement Date, an amount equal to the sum of (w) an amount equal to the product of the Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections in the Collection Account at the end of the preceding Business Day (minus the amount thereof paid to the Class A Certificateholders pursuant to Section 4 .14(a) of the Agreement, if any), (x) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates on such Business Day, (y) the amount, if any, allocated to be paid to the Class B Certificates pursuant to Sections 4.11(a)(iii) and (v) of the Agreement with respect to such Business Day and (z) the amount of Shared Principal Collections allocated to the Investor Certificates in accordance with Section 4.16 of the Agreement on such Business Day (such sum, the “Class B Daily Principal Amount”) will be transferred to the Principal Account; and
          (iv) an amount equal to the balance of any Principal Collections remaining on deposit in the Collection Account will be treated as Shared Principal Collections and applied as provided in Section 4.4 of the Agreement; provided that with respect to the amount distributable pursuant to clauses (i) and (iii) above, Shared Principal Collections shall be available to make such distributions only to the extent of the Shared Principal Collections allocated to the Investor Certificates.
     Section 4.12 Coverage of Finance Charge Shortfalls for the Investor Certificates.
          (a) To the extent that any amounts are on deposit in the Excess Funding Account on any Business Day, the Servicer shall apply Transferor Finance Charge Collections in an amount equal to the excess of (x) the product of (a) the Base Rate and (b) the product of (i) the amount on deposit in the Excess Funding Account and (ii) the number of days elapsed since the previous Business Day divided by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account are invested, in the manner specified for application of Available Series 2001-1 Finance Charge Collections in Section 4.11(a)(i) through (vi) of the Agreement.
          (b) To the extent that on any Business Day payments are being made pursuant to any of Sections 4.11(a)(i) through (vi) of the Agreement, respectively, and, after giving effect to amounts applied pursuant to Sections 4.11(a)(i) through (vi) and 4.12 (a) of the Agreement, the full amount to be paid pursuant to any such section receiving payments on such Business Day is not paid in full on such Business Day, the Servicer shall apply all or a portion of the Excess Finance Charge Collections of other Series in Group 1 with respect to such Business Day allocable to the Investor Certificates pursuant to Section 4.5 of the Agreement in an amount not to exceed the excess of the full amount to be paid pursuant to the applicable section over the amount applied with respect thereto from Available Series 2001-1 Finance Charge Collections and Transferor Finance Charge Collections pursuant to Section 4.12(a) on such Business Day (the “Finance Charge Shortfall”).
     Section 4.13 Payment of Certificate Interest. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Monthly Certificateholders’ Statement, shall withdraw from the Finance Charge Account an amount equal to the amount on deposit in the Finance Charge Account with respect to the prior Monthly Period allocable to the Investor Certificates, less the excess, if any, of the Class A Projected Monthly Interest and Fees for the related Distribution Date over the Class A Monthly Interest and Fees for the related Distribution Date and deposit such amount in the Distribution Account. Any amount remaining on deposit in the Finance Charge Account with respect to the prior Monthly Period after giving effect to such withdrawal, shall be allocated to cover any shortfalls in amounts allocated in respect of such Monthly Period pursuant to Sections 4.11(a)(ii) through (vii) (in that order or priority) and otherwise shall be treated as Excess Finance Charge Collections in respect of such Monthly Period pursuant to Section 4.11(a)(viii). On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to (x) the Class A Certificateholders from the Distribution Account out of the amount deposited into the Distribution Account on the related Transfer Date the Class A Monthly Interest and Fees, and (y) the Class B Certificateholders from the Distribution Account that portion of the amount deposited into the Distribution Account arising from allocations pursuant to Section 4.11(a)(vi) of the Agreement in respect of the related Monthly Period.
     Section 4.14 Payment of Certificate Principal.
          (a) On the Transfer Date preceding each Distribution Date following the Monthly Period in which the Amortization Period Commencement Date occurs until the Class A Invested Amount is paid in full, the Trustee, acting in accordance with instructions from the Servicer set forth in the Monthly Certificateholders’ Statement, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the lesser of (i) the Class A

Monthly Principal and (ii) the amount on deposit in the Principal Account (other than any investment earnings on such amounts) allocable to the Investor Certificates. On each such Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.
          (b) On the Transfer Date preceding the Class B Principal Payment Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Monthly Certificateholders’ Statement, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the lesser of the Class B Invested Amount and the amount on deposit in the Principal Account allocable to the Investor Certificates. On the Class B Principal Payment Commencement Date, after the payment of any principal amounts to the Class A Certificates on such day, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class B Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.
     Section 4.15 Investor Charge-Offs.
          (a) If, on any Determination Date, the aggregate Investor Default Amount, if any, in the preceding Monthly Period exceeded the Available Series 2001-1 Finance Charge Collections applied to the payment thereof pursuant to Section 4.11(a)(iii) of the Agreement and the amount of Transferor Finance Charge Collections allocated thereto pursuant to Section 4.12 of the Agreement, the Class B Invested Amount will be reduced by the amount by which the aggregate Investor Default Amount exceeds the amount applied with respect thereto during such preceding Monthly Period (the “Class B Investor Charge-Offs”).
          (b) In the event that the amount of such excess applied against the Class B Invested Amount is greater than the Class B Invested Amount, the Class B Invested Amount will be reduced to zero and the Class A Invested Amount will be reduced by the amount of any remaining excess, but not more than the sum of the aggregate Investor Default Amount for such Monthly Period (a “Class A Investor Charge-Off”). To the extent that on any subsequent Business Day there is a positive balance of Available Series 2001-1 Finance Charge Collections after giving effect to Sections 4.11(a)(i) through (iii) of the Agreement, the Servicer will apply such Finance Charge Collections as provided in Section 4.11(a)(iv) of the Agreement to reimburse the aggregate amount of Class A Investor Charge-Offs not previously reimbursed, up to the amount so available.
          (c) To the extent that on any Determination Date there is a positive balance of the Available Series 2001-1 Finance Charge Collections after giving effect to allocations and distributions pursuant to Sections 4.11(a)(i) through (iv) of the Agreement, the Servicer will apply such excess Available Series 2001-1 Finance Charge Collections as provided in Section

4.11(a)(v) of the Agreement to reimburse the aggregate amount of Class B Investor Charge-Offs not previously reimbursed, up to the amount so available.
     Section 4.16 Shared Principal Collections. Principal Collections and other amounts originally allocated to the Series 2001-1 Certificates that constitute Shared Principal Collections as described in clause (I) of the definition thereof shall be applied on each Business Day in accordance with the provisions of Section 4.4 of the Agreement. Shared Principal Collections allocated to the Investor Certificates for any Business Day with respect to the Amortization Period shall mean an amount equal to the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Investor Certificates for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day.
     Section 4.17 Reallocated Class B Principal Collections. On each Determination Date, the Servicer will determine the Class A Required Amount. On each Determination Date on which there is a positive Class A Required Amount, the Servicer will allocate, or cause the Trustee to apply, an amount equal to the lesser of (i) the Principal Collections retained in the Collection Account as contemplated in Section 4.8(c)(i)(y) or 4.11(c)(ii) of the Agreement, as applicable, and (ii) the Class A Required Amount for the preceding Monthly Period (such amount being “Reallocated Class B Principal Collections”) and on each Transfer Date the Servicer shall apply the Principal Collections set aside as contemplated in Section 4.8(c)(i)(y) or 4.11(c)(ii) of the Agreement, as applicable, up to the amount of Reallocated Class B Principal Collections to the components of the Class A Required Amount in the same priority as amounts are applied to such components from Available Series 2001-1 Finance Charge Collections pursuant to Section 4.11(a) of the Agreement.
     Section 4.18 Store Payment Notices and Enhancement.
          (a) Notwithstanding anything to the contrary in the Agreement or this Series Supplement, if at any time (i) the rating of Pier 1’s long-term unsecured debt shall be either reduced below Ba2 by Moody’s or BB by Standard & Poor’s or withdrawn by Moody’s or Standard & Poor’s or (ii) any Insolvency Event shall have occurred, the Transferor and the Servicer shall, within two (2) Business Days following the occurrence of such event, instruct each retail outlet to which payments by Obligors in respect of Receivables may be made to segregate such payments from other funds held by such retail outlet and to remit such payments, within two (2) days following receipt thereof, directly to the Collection Account; provided, however, that the Transferor and the Servicer shall not be obligated to so instruct such retail outlets if prior to the date such instructions are required to be given, a letter of credit or cash collateral account meeting the applicable requirements specified in the definition of Store Payment Enhancement shall have been issued or established, as applicable, for the benefit of the Trustee on behalf of the Class A Certificateholders; provided, further, that if any institution that has issued such a letter of credit or with which such a cash collateral account is maintained shall cease to be an Eligible Store Payment Enhancement Institution, then within thirty (30) days after becoming aware of such fact the Transferor and the Servicer shall either (i) replace such letter of credit or cash collateral account with a new letter of credit or cash collateral account meeting the applicable requirements specified in the definition of Store Payment Enhancement or (ii) instruct each retail outlet to which payments by Obligors in respect of Receivables are made to segregate such payments from other funds held by such retail outlet and to remit such payments, within two (2) days following receipt thereof, directly to the Collection Account.
     (b) If any Store Payment Enhancement is outstanding and the Class A Required Amount, determined without giving effect to any amount available to be drawn under such Store Payment Enhancement, is greater than zero, then the Trustee shall draw under such Store Payment Enhancement in an amount equal to the lesser of (i) the amount available to be drawn under such Store Payment Enhancement and (ii) the amount of the Class A Required Amount, determined without giving effect to any amount available to be drawn under such Store Payment Enhancement, and the Trustee shall apply the proceeds of such draw to the components of the Class A Required Amount (as so determined) in the same priority as amounts are applied to such components from Available Series 2001-1 Finance Charge Collections pursuant to Section 4.11(a) of the Agreement.
     Section 4.19 Payment of Monthly Servicing Fee. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Monthly Certificateholders’ Statement, shall withdraw from the Finance Charge Account an amount equal to the amount on deposit in the Finance Charge Account with respect to the prior Monthly Period allocable to the payment of the Monthly Servicing Fee, less the excess, if any, of the Projected Monthly Servicing Fee for such prior Monthly Period (plus any Monthly Servicing Fee previously due but not paid with respect to prior Monthly Periods) over the Monthly Servicing Fee for such prior Monthly Period (plus any Monthly Servicing Fee previously due but not paid with respect to prior Monthly Periods) and distribute such amount to the Servicer. Any amount remaining on deposit in the Finance Charge Account with respect to the prior Monthly Period after giving effect to such withdrawal, shall be allocated to cover any shortfalls in amounts allocated in respect of such Monthly Period pursuant to Sections 4.11(a)(iii) through (vii) (in that order or priority) and otherwise shall be treated as Excess Finance Charge Collections in respect of such Monthly Period pursuant to Section 4.11(a)(viii).

     SECTION 1.8 Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Investor Certificates:
ARTICLE V
DISTRIBUTIONS AND REPORTS TO INVESTOR
CERTIFICATEHOLDERS
     Section 5.1 Distributions.
          (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee pursuant to Section 3.4(c) of the Agreement) to each Class A Certificateholder of record on the preceding Record Date (other than as provided in Section 12.2 of the Agreement respecting a final distribution) such Certificateholder’s pro rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Sections 4.13 and 4.14 of the Agreement by wire transfer of immediately available funds, at the expense of the Servicer, to an account or accounts designated by such Class A Certificateholder by written notice given to the Paying Agent not less than five (5) Business Days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class A Certificates will be made only upon presentation and surrender of the Class A Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.
          (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee pursuant to Section 3.4(c) of the Agreement) to each Class B Certificateholder of record on the preceding Record Date (other than as provided in Section 12.2 of the Agreement respecting a final distribution) such Certificateholder’s pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Sections 4.13 and 4.14 of the Agreement by check mailed to each Class B Certificateholder at such Certificateholder’s address as it appears on the Certificate Register or, in the case of Class B Certificateholders holding Class B Certificates evidencing Undivided Interest aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class B Certificateholder, to an account or accounts designated by such Class B Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class B Certificate will be made only upon presentation and surrender of the Class B Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.2 of the Agreement.

     Section 5.2 Daily Report and Monthly Certificateholders’ Statement.
          (a) Daily Report. On each Business Day, the Servicer shall prepare a completed Daily Report in a form mutually agreed upon by the Servicer, Trustee and Administrative Agent and deliver such report to the Trustee and Administrative Agent pursuant to Section 3.4(b) of the Agreement.
          (b) Monthly Certificateholders’ Statement. On each Distribution Date, the Servicer shall prepare the Monthly Certificateholders’ Statement and deliver such statement to the Trustee and the Administrative Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of (viii), (ix) and (x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):
          (i) the total amount distributed;
          (ii) the amount of such distribution allocable to principal on the Investor Certificates;
          (iii) the amount of such distribution allocable to interest on the Investor Certificates;
          (iv) the amount of Principal Collections received in the Collection Account during the related Monthly Period and allocated in respect of the Class A Certificates and the Class B Certificates, respectively;
          (v) the amount of Total Finance Charge Collections processed during the related Monthly Period and allocated in respect of the Class A Certificates and the Class B Certificates, respectively;
          (vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount and the Class B Invested Amount, the Floating Allocation Percentage and, during the Amortization Period, the Fixed/Floating Allocation Percentage with respect to Principal Receivables and, on and after the Pay Out Commencement Date, Finance Charge Receivables in the Trust as of the end of the day on the Record Date;
          (vii) the aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 days contractually delinquent as of the end of the day on the Record Date;

          (viii) the aggregate Investor Default Amount for the related Monthly Period;
          (ix) the aggregate amount of Class A Investor Charge-Offs and Class B Investor Charge-Offs for the related Monthly Period;
          (x) the aggregate amount of the Monthly Servicing Fee for the related Monthly Period;
          (xi) the amount of Reallocated Class B Principal Collections as of the last day of the preceding Monthly Period;
          (xii) the Dilution Ratio as of the last Business Day of the related Monthly Period;
          (xiii) the average of the Portfolio Yields for the related Monthly Period and two prior Monthly Periods and the Base Rate; and
          (xiv) the amount of Store Payment Enhancement and draws thereunder.
          (c) Annual Certificateholders’ Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 2002, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 2001-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 2001-1 Certificateholders, as set forth in sub-clauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2001-1 Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 2001-1 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.
          (d) The Paying Agent may make available, via the Paying Agent’s Internet Website, the Monthly Certificateholder’s Statement required to be forwarded to Certificateholders under subsection (b) hereof and the statement required to be forwarded to Certificateholders under subsection (c) hereof and, with the consent or at the direction of the Transferor, such other information regarding the Certificates and/or the Receivables, but only with the use of a password provided by the Paying Agent or its agent to such Person upon receipt by the Paying Agent and the Trustee from such Person of a certification in the form of Exhibit “C”; provided, however, that the Paying Agent or its agent shall provide such password to the parties to this Series Supplement without requiring such certification. Neither the Paying Agent nor the Trustee will make any representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. The Paying Agent’s Internet Website shall be initially located at “www.ABSNet.net” or at such other address as shall be specified by the Trustee from time to time in writing to the Certificateholders. In connection with providing access to the Paying Agent’s Internet Website, the Trustee may require registration and the acceptance of a disclaimer. Neither the Paying Agent nor the Trustee shall be liable for the dissemination of information in accordance with this Series Supplement.
     Section 5.3 Continued Errors. Section 10.2(e). The Trustee, as Successor Servicer, is authorized to accept and rely on all of the accounting, records (including computer records) and work of the prior Servicer relating to the Receivables without any audit or other examination thereof, unless failing to perform such audit or examination thereof would result in a gross negligent act or willful misconduct of such Trustee, as Successor Servicer, and the Trustee as Successor Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the prior Servicer. If any error, inaccuracy or omission exists in any of the work of the preceding Servicer and such error, inaccuracy or omission makes it materially more difficult to service or should materially contribute to the Trustee as Successor Servicer making or continuing any such error, inaccuracy or omission, then the Trustee as Successor Servicer shall have no duty or responsibility for such continued error, inaccuracy or omission; provided, however, that the Successor Servicer agrees to use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such error, inaccuracy or omission and to prevent any future errors, inaccuracies or omissions. The Successor Servicer shall be entitled to recover its costs thereby expended from amounts available in the Collection Account, but only after amounts are distributed pursuant to the related Supplement.
     Section 5.4 Obligations of Successor Servicer.
          (a) The Successor Servicer, if Wells Fargo Bank Minnesota, National Association (“Wells Fargo”), shall have (i) no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the Successor Servicer becomes the Servicer or any claim of a third party prior to the date that the Successor Servicer becomes the Servicer or any claim of any third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (iii) no obligation to pay any taxes required to be paid by the Servicer, (iv) no obligation to pay any of the fees and expenses of any other party involved in this transaction and, (v) no liability or obligation with respect to any Servicer indemnification obligations of any prior servicer including the original servicer.
          (b) Notwithstanding anything in the Agreement to the contrary, if the Trustee becomes the Successor Servicer, the Successor Servicer may resign from the obligations and duties imposed on it at any time provided that no such resignation shall become effective until another Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with the Agreement.

     Section 5.5 Indemnification. Each of the Transferor and the Servicer agrees to indemnify Wells Fargo in all of its capacities under either the Agreement or this Series Supplement, including, but not limited to its duties as Trustee, Paying Agent or Successor Servicer (should Wells Fargo be appointed as Successor Servicer under the Agreement), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements which may at any time (including, without limitation, after termination of the Agreement or this Series Supplement) be imposed on, incurred by or asserted against Wells Fargo in any way relating to or arising out of the Agreement, this Series Supplement or otherwise out of any other document or transaction undertaken in connection therewith or herewith or any action taken or omitted to be taken by Wells Fargo under or in connection with any of the foregoing; provided, however, that the Transferor and the Servicer shall not be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Wells Fargo’s gross negligence or willful misconduct.
     SECTION 1.9 Series 2001-1 Pay Out Events. If any one of the following events shall occur with respect to the Investor Certificates:
          (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of the Agreement, on or before the date occurring five (5) days after the date such payment or deposit is required to be made or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement, which failure has a material adverse effect on the Series 2001-1 Certificateholders and which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by Series 2001-1 Certificateholders evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 2001-1, and continues to affect materially and adversely the interests of the Series 2001-1 Certificateholders for such period;
          (b) any representation or warranty made by the Transferor in the Agreement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.1 or 2.9 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by Series 2001-1 Certificateholders evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 2001-1, and (ii) as a result of which the interests of the Series 2001-1 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period;

          (c) the average of the Portfolio Yields for any three (3) consecutive Monthly Periods shall be less than the average of the Base Rates for such three (3) Monthly Periods; the average of the Portfolio Yields for the first two (2) Monthly Periods following the Closing Date shall be less than the average of the Base Rates for such two (2) Monthly Periods; or the Portfolio Yield for the first Monthly Period following the Closing Date shall be less than the Base Rate for such Monthly Period;
          (d) the sum of the amount of Principal Receivables in the Trust and the amounts on deposit in the Excess Funding Account shall be less than the Minimum Aggregate Principal Receivables and the Transferor shall fail to convey sufficient Receivables arising under Additional Accounts or other eligible assets within the time period specified in Section 2.9(a) of the Agreement;
          (e) any Servicer Default shall occur;
          (f) the average of the Adjusted Discount Percentages for any three (3) consecutive Monthly Periods shall exceed 2.0% and the average of the Principal Payment Rates for such three (3) Monthly Periods shall be less than 12.0%; the average of the Adjusted Discount Percentages for the first two (2) Monthly Periods following the Closing Date shall exceed 2.0% and the average of the Principal Payment Rates for such two (2) Monthly Periods shall be less than 12.0%; or the Adjusted Discount Percentage for the first Monthly Period following the Closing Date shall exceed 2.0% and the Principal Payment Rate for such Monthly Period shall be less than 12.0%;
          (g) the average of Dilution Ratios for any three (3) consecutive Monthly Periods, the average of the Dilution Ratios for the first two (2) Monthly Periods following the Closing Date or the Dilution Ratio for the first Monthly Period following the Closing Date shall exceed 3.5%;
          (h) a Structured Investor Event shall have occurred;
          (i) a downgrade of Pier 1’s senior unsecured debt rating to below BB or Ba2 by Standard & Poor’s, Moody’s or Fitch;
          (j) a Change of Control shall have occurred with respect to Pier 1 Imports, Inc., a Delaware corporation (“Pier 1 Imports”) or any of the Transferor, [Servicer, or Pier 1 National Bank ] shall cease to be wholly-owned, directly or indirectly, by Pier 1 Imports;
          (k) the amount on deposit in the Excess Funding Account shall at any time exceed an amount equal to 5% of the aggregate amount of Principal Receivables in the Trust at such time;
     then, in the case of any event described in subparagraph (a), (b), or (e), after the applicable grace period set forth in such subparagraphs, either the Trustee or Series 2001-1 Certificateholders evidencing Undivided Interests aggregating more than 50% of the Invested

Amount of any class of this Series 2001-1 by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a “Series 2001-1 Pay Out Event”) has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c) or (d), a Series 2001-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 2001-1 Certificateholders immediately upon the occurrence of such event.
     SECTION 1.10 Article VI of the Agreement. Article VI (except for Section 6.1 through 6.14 thereof) shall read in its entirety as follows and shall be applicable only to the Series 2001-1 Certificates.
ARTICLE VI
THE CERTIFICATES
     Section 6.15 Additional Invested Amounts. The Class A Certificateholder(s) agree, by acceptance of the Class A Certificates, that the Transferor may from time to time, prior to the Amortization Period Commencement Date, direct (subject to the terms and conditions of the Certificate Purchase Agreement) that such Class A Certificateholder(s) acquire on any Business Day additional Undivided Interests in the Trust in specified amounts (such amounts, the “Additional Class A Invested Amounts”); provided, however, that in no event shall the Class A Invested Amount be increased above the Class A Maximum Invested Amount. The sum of the Additional Class A Invested Amounts and the Additional Class B Invested Amounts on any Business Day shall not exceed an amount equal to the excess of the aggregate amount of Principal Receivables over the greater of (a) the sum of (i) the aggregate invested amount of each Series then outstanding as of such day including the Class A Certificates and the Class B Certificates (prior to the addition of such Additional Class A Invested Amounts and the related Additional Class B Invested Amounts ) minus amounts on deposit in the Principal Account for any Series, if any, and (ii) the Minimum Transferor Amount as of such Business Day or (b) the Minimum Aggregate Principal Receivables on such Business Day. The Class A Certificateholder(s) shall acquire such Additional Class A Invested Amount, only if the Class B Invested Amount following the acquisition of such Additional Class A Invested Amount shall be at least equal to the Class B Minimum Required Amount (including increases to the Class B Invested Amount pursuant to Section 6.17 of the Agreement). At the time of the acquisition of such Additional Class A Invested Amount, such Class A Certificateholder(s) shall pay an amount equal to the Additional Class A Invested Amount to the Trustee and, in consideration of such payment of the Additional Class A Invested Amount, the Servicer shall appropriately note such Additional Class A Invested Amount (and the increased Class A Invested Amount) on the next succeeding Servicer’ report and direct the Trustee in writing to pay to the Transferor an amount equal to the proceeds thereof.

     The purchase of any Additional Class A Invested Amount shall be in an aggregate principal amount that is not less than $1,000,000 or integral multiples of $250,000 in excess thereof.
     In consideration of the Class A Certificateholders’ payment of the Additional Class A Invested Amount, the Servicer shall appropriately note such Additional Class A Invested Amount (and the increased Class A Invested Amount) on the next succeeding Monthly Servicer Report. Each Class A Certificateholder shall and is hereby authorized to record on the grid attached to its Class A Certificate (or at such Class A Certificateholder’s option, in its internal books and records) the date and amount of any Additional Class A Invested Amount purchased by it, and each repayment thereof.
     Section 6.16 Decreases to the Invested Amount.
          (a) On any Business Day, upon at least two (2) Business Days’ prior written notice from the Servicer on behalf of the Trust (each such day, a “Decrease Date”) to the Administrative Agent and the Trustee, the Invested Amount may be reduced through the distribution to the Administrative Agent (for distribution to the applicable Class A Certificateholders ratably in accordance with their respective beneficial interests in the Class A Invested Amount) and to the Class B Certificateholders of up to the Class A Percentage and the Class B Percentage, respectively, of the amount otherwise payable to the Holder of the Exchangeable Transferor Certificate pursuant to Section 4.8 (c)(i) of the Agreement; provided, however, that notwithstanding anything herein to the contrary, no reduction in the Class B Invested Amount pursuant to this Section 6.16(a) shall be effected if after giving effect thereto, the Class B Invested Amount would be less than the Class B Minimum Required Amount.
          (b) Notwithstanding the foregoing, unless otherwise agreed to by the Administrative Agent, if the aggregate amount of any such decrease allocable to the Class A Invested Amount is less than $1,000,000, the amount otherwise distributable to the Series 2001-1 Certificateholders shall be deposited into the Distribution Account and shall remain in such account until such time as the aggregate amount deposited therein in respect of decreases in the Class A Invested Amount shall equal $1,000,000 (or, if the Class A Invested Amount is less than $1,000,000, such lesser outstanding amount), at which time the entire amount in such accounts shall be distributed to the applicable Series 2001-1 Certificateholders.
     Section 6.17 Additional Class B Invested Amounts.
     On any Business Day while any Series 2001-1 Certificates are outstanding, the Transferor may elect to increase the Class B Invested Amount (such additional amounts referred to hereinafter as the “Additional Class B Invested Amounts”) by written notice to the Trustee on such date which notice shall specify the effective date and the amount of such increase in the

Class B Invested Amount; provided, however, that if such an increase in the Class B Invested Amount would cause a Pay Out Event to occur, then the amount of the increase in the Class B Invested Amount shall be limited on such Business Day to the maximum increase in the Class B Invested Amount that may be obtained without causing a Pay Out Event to occur; and provided further, that no such increase in the Class B Invested Amount shall be permitted under this Section 6.17 unless: (i) after giving effect to the proposed increase in Class B Invested Amount the Transferor Amount shall equal or exceed the Minimum Transferor Amount and (ii) such increase in the Class B Invested Amount shall be made concurrently with a increase in the Class A Invested Amount pursuant to Section 6.15 of the Agreement.
     SECTION 1.11 Legends on Investor Certificates.
          (a) Each Class A Certificate will bear legends substantially in the following form:
     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF PIER 1 FUNDING, L.L.C. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING “PLAN ASSETS” OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).
     THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED ON OR THROUGH (I) AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTERMARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A “SECONDARY MARKET” WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS B CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER

QUOTES WITH RESPECT TO INTERESTS IN THE CLASS B CERTIFICATES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.
     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES OR “BLUE SKY” LAWS, AND MAY NOT BE OFFERED OR SOLD TO OR FOR THE ACCOUNT OR BENEFIT OF ANY PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) AGREES THAT IT WILL NOT RE-SELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO THE TRANSFEROR, (B) TO A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT, OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE PROVISIONS OF ANY STATE SECURITIES OR “BLUE SKY” LAWS OF THE UNITED STATES OR OTHER JURISDICTION OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS AND IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES 2001-1 SUPPLEMENT; AND (2) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
          (b) Each Class B Certificate will bear legends substantially in the following form:
     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF PIER 1 FUNDING, L.L.C. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ,ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING “PLAN ASSETS” OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

     THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED ON OR THROUGH (I) AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL REGULATION THEREUNDER, INCLUDING,
     WITHOUT LIMITATION, AN OVER-THE-COUNTER MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A “SECONDARY MARKET” WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS B CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS B CERTIFICATES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.
     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES OR “BLUE SKY” LAWS OF THE UNITED STATES OR OTHER JURISDICTION. NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE SECURITIES OR “BLUE SKY” LAWS OF THE UNITED STATES OR OTHER JURISDICTION OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS AND IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES 2001-1 SUPPLEMENT.
     SECTION 1.12 Reduction of Class B Minimum Required Amount During the Revolving Period; Designation of Class B Certificate Terms; Transfer and Sale of Class B Certificates.
          (a) The Class B Minimum Required Amount may be reduced during the Revolving Period, provided that (i) the Rating Agency Condition shall have been satisfied with respect to such reduction and (ii) the Transferor shall have delivered to the Trustee an Officer’s Certificate stating that the Transferor reasonably believes that such reduction will not, based on the facts known to such officer at the time of such certification, cause a Pay Out Event or any event that, after the giving of notice or the lapse of time or both, would constitute a Pay Out Event.

          (b) The Transferor may at any time, without the consent of the Investor Certificateholders, (i) sell or transfer all or a portion of the Class B Certificates and (ii) in connection with any such sale or transfer, enter into a supplemental agreement with the Trustee pursuant to which the Transferor and the Trustee may amend the Class B Certificate Rate, set forth the amount of monthly interest due Class B Certificateholders (the “Class B Interest”), provide for the payment of additional amounts (the “Class B Additional Interest”) with respect to any shortfall (the “Class B Interest Shortfall”) in payments of such Class B Interest and provide for such other provisions with respect to the Class B Certificates as may be specified in such supplemental agreement, provided that in each such case (A) the Transferor shall have given notice to the Trustee, the Servicer and the Rating Agencies of such proposed sale or transfer of the Class B Certificates and such supplemental agreement at least five (5) Business Days prior to the consummation of such sale or transfer and the execution of such proposed supplemental agreement; (B) the Rating Agency Condition shall have been satisfied; (C) no Pay Out Event shall have occurred prior to the consummation of such proposed sale or transfer of Class B Certificates or the execution of such supplemental agreement; (D) the Administrative Agent shall have consented thereto; (E) the Transferor shall have delivered an Officer’s Certificate, dated the date of the consummation of such sale or transfer and the effectiveness of such supplemental agreement, to the effect that, in the reasonable belief of the Transferor, such action will not, based on the facts known to such officer at the time of such certification, cause a Pay Out Event to occur with respect to any Series, and (F) the Transferor will have delivered a Tax opinion, dated the date of such certificate with respect to such action; provided, further, as a condition to the sale or transfer of all or a portion of the Class B Certificates the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Trust, the Transferor or the Structured Investor (as such term is defined in the Certificate Purchase Agreement) any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Certificates are paid in full.
     SECTION 1.13 Series 2001-1 Termination. The right of the Series 2001-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 2001-1 Termination Date.
     SECTION 1.14 Periodic Finance Charges and Other Fees. The Transferor hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Transferor to be necessary in order for the Transferor to maintain its credit card business, based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Transferor’s reasonable expectation of the Portfolio Yield as of such date would be less than the Base Rate.

     SECTION 1.15 Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.
     SECTION 1.16 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
     SECTION 1.17 GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     SECTION 1.18 Instructions in Writing. All instructions given by the Servicer to the Trustee pursuant to this Series Supplement shall be in writing, and may be included in a Daily Report or Settlement Statement.
     [signature page to follow]

\

     IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 2001-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

TRANSFEROR:	PIER 1 FUNDING, L.L.C.,
a Delaware limited liability company, as Transferor

By:
J. Rodney Lawrence,
Senior Vice President

SERVICER:	PIER 1 IMPORTS (U.S.), INC.,
a Delaware corporation, as Servicer

By:
J. Rodney Lawrence,
Senior Vice President

TRUSTEE:	WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION, as Trustee

By:
Name:

Title:

EXHIBIT “A-1”
[FORM OF CLASS A INVESTOR CERTIFICATE]
     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF PIER 1 FUNDING, L.L.C. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING “PLAN ASSETS” OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).
     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES OR “BLUE SKY” LAWS, AND MAY NOT HE OFFERED OR SOLD TO OR FOR THE ACCOUNT OR BENEFIT OF ANY PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO THE TRANSFEROR, (H) TO A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT, OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE PROVISIONS OF ANY STATE SECURITIES OR “BLUE SKY” LAWS OF THE UNITED STATES OR OTHER JURISDICTION OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS AND IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES 2001-1 SUPPLEMENT; AND (2) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

No.	$

Exhibit “A-1”, Page 1

PIER 1 IMPORTS CREDIT CARD MASTER TRUST
CLASS A VARIABLE FUNDING ASSET-BACKED CERTIFICATE, SERIES 2001-1
     Evidencing a fractional undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts generated or to be generated by Pier 1 Imports (U.S.), Inc., a Delaware corporation (“Pier 1”), and certain other assets and interests contemplated by the Pooling and Servicing Agreement described below.
     (Not an interest in or a recourse obligation of Pier 1 Funding, L.L.C., a Delaware limited liability company (“Funding”), Pier 1, or any affiliate of either of them.)
     This certifies that                                                              (the “Certificateholder”) is the registered owner of a fractional undivided interest in the Pier 1 Imports Credit Card Master Trust (the “Trust”) issued pursuant to the Pooling and Servicing Agreement, dated as of February 12, 1997 (the “Agreement”; such term to include any amendment or Supplement thereto) by and between Funding, as Transferor (the “Transferor”), Pier 1, as Servicer (in such capacity, the “Servicer”), and Wells Fargo Bank Minnesota, National Association, as Trustee (the “Trustee”), and the Series 2001-1 Supplement, dated as of September 4, 2001 (the “Series Supplement”), among the Transferor, the Servicer and the Trustee. The corpus of the Trust consists of all of the Transferor’s right, title, and interest in, to, and under the Trust Property (as defined in the Agreement).
     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and obligations of the Trustee. A copy of the Agreement may be requested in writing from the Trustee at Wells Fargo Bank Minnesota, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Officer. Unless otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This certificate is one of a class of a series of Certificates entitled “Class A Variable Funding Asset-Backed Certificates, Series 2001-1” (the “Class A Certificates”), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.
     The Transferor has structured the Agreement, the Class A Certificates and the Class B Variable Funding Asset-Backed Certificates, Series 2001-1 (the “Class B Certificates,” and together with the Class A Certificates, the “Investor Certificates”) with the intention that the Investor Certificates will be characterized under applicable tax law as either (x) indebtedness or (y) equity interests in a partnership (other than a publicly traded partnership taxable as a corporation).

Exhibit “A-1”, Page 2

     On any Business Day, the Class A Invested Amount may be reduced through distributions made in accordance with Section 6.16 of the Series Supplement.
     The Transferor may from time to time prior to the Amortization Period Commencement Date, direct (subject to the terms and conditions of the Series Supplement and the Certificate Purchase Agreement) that the Class A Certificateholders acquire on any Business Day additional Undivided Interests of the Trust in specified amounts; provided however, that in no event shall the Class Invested Amount be increased above the Class A Maximum Invested Amount.
     Interest will accrue on the unpaid principal amount of the Class A Certificates at a rate determined pursuant to Section 2.03 of the Certificate Purchase Agreement, dated as of September 4, 2001 (the “Certificate Purchase Agreement”), and, except as otherwise provided in the Agreement, will be distributed to Class A Certificateholders on the 20th day of each month (or, if such day is not a Business Day, on the next succeeding Business Day) (each a “Distribution Date”), commencing October 20, 2001.
     Interest for any Distribution Date will include accrued interest at rate determined pursuant to the Certificate Purchase Agreement during the Monthly Period most recently ended prior to such Distribution Date (the “Interest Accrual Period”), except that the Interest Accrual Period with respect to the first Distribution Date will be the period commencing on and including September 4, 2001 (the “Closing Date”), and ending on and including the last day of the Monthly Period ending on or about October 6, 2001, and the Interest Accrual Period with respect to the last Distribution Date will be the period commencing on and including the first day of the Monthly Period most recently ended prior to such last Distribution Date and ending on but excluding such last Distribution date. Interest for any Distribution Date due but not paid on any Distribution Date will be due and payable on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at 2.00% plus the Prime Rate, as determined in the Certificate Purchase Agreement, from and including the due date thereof to but excluding the date such interest is actually paid.
     “Class A Invested Amount” shall mean, when used with respect to any Business Day, an amount (not less than zero) equal to (w) the Class A Initial Invested Amount, plus (x) the aggregate principal amount of any Additional Class A Invested Amounts purchased by the Class A Certificateholders on or prior to such Business Day pursuant to Section 6.15 of the Agreement, minus (y) the aggregate amount of principal payments made to Class A Certificateholders prior to such Business Day, minus (z) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Business Days over Class A Investor Charge-Offs reimbursed pursuant to Section 4.11(a)(iv) of the Agreement prior to such Business Day, including, without limitation, by application of funds, pursuant to Sections 4.12(a) and (b) of the Agreement.
     Subject to the Agreement, payments of principal on the Class A Certificates are limited to the unpaid Class A Invested Amount, which may be less than the unpaid balance of the Class A Certificates pursuant to the terms of the Agreement. After the Distribution Date that is at least forty-eight (48) months following the Amortization Period Commencement Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the

Exhibit “A-1”, Page 3

Class A Certificates. In the event that the Class A Invested Amount is greater than zero on the Distribution Date that is at least forty-eight (48) months following the Amortization Period Commencement Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount and the Class B Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders in final payment of the Class A Certificates and then to the Class B Certificateholders in final payment of the Class B Certificates.
     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

PIER 1 FUNDING, L.L.C., a Delaware limited liability company, as Transferor
By:
J. Rodney Lawrence,
Senior Vice President

CERTIFICATE OF AUTHENTICATION
     This is one of the Class A Certificates referred to in the aforementioned Pooling and Servicing Agreement.

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION, as Trustee

By:

Name:

Title:

Dated:

Exhibit “A-1”, Page 4

SCHEDULE “A-1”

Principal
Date	Advance	Payment	Outstanding

Exhibit “A-1”, Page 5

EXHIBIT “A-2”
[FORM OF CLASS B INVESTOR CERTIFICATE]
     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF PIER 1 FUNDING, L.L.C. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING “PLAN ASSETS” OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, HUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).
     THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED ON OR THROUGH (I) AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A “SECONDARY MARKET” WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS B CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS B CERTIFICATES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.
     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES OR “BLUE SKY” LAWS OF THE UNITED STATES OR OTHER JURISDICTION. NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE SECURITIES OR “BLUE SKY” LAWS OF THE UNITED

Exhibit “A-2”, Page 1

STATES OR OTHER JURISDICTION OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS AND IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES 2001-1 SUPPLEMENT.

No.	$
PIER 1 IMPORTS CREDIT CARD MASTER TRUST
CLASS B VARIABLE FUNDING ASSET-BACKED CERTIFICATE, SERIES 2001-1
     Evidencing a fractional undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts generated or to be generated by Pier 1 Imports (U.S.), Inc., a Delaware corporation (“Pier 1”) and certain other assets and interests contemplated by the Pooling and Servicing Agreement described below.
     (Not an interest in or a recourse obligation of Pier 1 Funding, L.L.C., a Delaware limited liability company (“Funding”), Pier 1, or any affiliate of either of them.)
     This certifies that                                          (the “Certificateholder”) is the registered owner of a fractional undivided interest in the Pier 1 Imports Credit Card Master Trust (the “Trust”) issued pursuant to the Pooling and Servicing Agreement, dated as of February 12, 1997 (the “Agreement”; such term to include any amendment or Supplement thereto) by and between Funding, as Transferor (the “Transferor”), Pier 1, as Servicer (in such capacity, the “Servicer”), and Wells Fargo Bank Minnesota, National Association, as Trustee (the “Trustee”), and the Series 2001-1 Supplement, dated as of September 4, 2001 (the “Series Supplement”), among the Transferor, the Servicer and the Trustee. The corpus of the Trust consists of all of the Transferor’s right, title, and interest in, to, and under the Trust Property (as defined in the Agreement).
     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and obligations of the Trustee. A copy of the Agreement may be requested in writing from the Trustee at Wells Fargo Bank Minnesota, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Officer. Unless otherwise defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled “Class B Variable Funding Asset-Backed Certificates, Series 2001-1” (the “Class B Certificates”), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

Exhibit “A-2”, Page 2

     The Transferor has structured the Agreement, the Class B Certificates and the Class A Variable Funding Asset-Backed Certificates (the “Class A Certificates,” and together with the Class B Certificates, the “Investor Certificates”) with the intention that the Investor Certificates will be characterized under applicable tax law as either (x) indebtedness or (y) equity interests in a partnership (other than a publicly traded partnership taxable as a corporation).
     On any Business Day while any Series 2001-1 Certificates are outstanding, the Transferor may elect to increase the Class B Invested Amount by written notice to the Trustee on such Business Day; provided, however, that such increase in the Class B Invested Amount shall not cause a Pay Out Event and that such increase shall be made concurrently with an increase in the Class A Invested Amount.
     Principal payments may be made to Class B Certificateholders, during the Revolving Period as provided in Section 6.16 of the Series Supplement.
     Interest will accrue on the unpaid principal amount of the Class B Certificates at a per annum rate initially equal to zero percent per annum (the “Class B Certificate Rate”) and, except as otherwise provided in the Agreement, will be distributed to Class B Certificateholders on the 20th day of each month (or, if such day is not a Business Day, on the next succeeding Business Day) (each a “Distribution Date”), commencing October 20, 2001.
     Interest for any Distribution Date will include accrued interest at the Class B Certificate Rate during the Monthly Period most recently ended prior to such Distribution Date, except that the Interest Accrual Period with respect to the first Distribution Date will be the period commencing on and including the September 4, 2001 (the “Closing Date”), and ending on and including the last day of the Monthly Period ending on or about October 6, 2001, and the Interest Accrual Period with respect to the last Distribution Date will be the period commencing on and including the first day of the Monthly Period most recently ended prior to such last Distribution Date and ending on but excluding such last Distribution Date.
     “Class B Invested Amount” shall mean, when used with respect to any Business Day, an amount (not less than zero) equal to (i) the Class B Initial Invested Amount, plus (ii) the aggregate principal amount of any Additional Class B Invested Amounts pursuant to Section 6.17 of the Agreement, minus (iii) the aggregate amount of principal payments made to Class B Certificateholders prior to such Business Day, minus (iv) the aggregate amount of Class B Investor Charge-Offs for all prior Business Days, minus (v) the aggregate amount of Reallocated Class B Principal Collections for all prior Distribution Dates plus (vi) the sum of the aggregate amount allocated to the Class B Certificates and applied on all prior Business Days pursuant to Section 4.11(a)(v) of the Agreement, including, without limitation, by application of funds pursuant to Sections 4.12(a) and (b) of the Agreement.
     Subject to the Agreement, payments of principal on the Class B Certificates are limited to the unpaid Class B Invested Amount, which may be less than the unpaid balance of the Class B Certificates pursuant to the terms of the Agreement. After the Distribution Date that is at least forty-eight (48) months following the Amortization Period Commencement Date neither the

Exhibit “A-2”, Page 3

Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Certificates. In the event that the Class B Invested Amount is greater than zero on the Distribution Date that is at least forty-eight (48) months following the Amortization Period Commencement Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount and the Class B Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders in final payment of the Class A Certificates and then to the Class B Certificateholders in final payment of the Class B Certificates.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.
     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

PIER 1 FUNDING, L.L.C., a Delaware limited liability company, as Transferor
By:
J. Rodney Lawrence,
Senior Vice President

CERTIFICATE OF AUTHENTICATION
     This is one of the Class B Certificates referred to in the aforementioned Pooling and Servicing Agreement.

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION, as Trustee

By:

Exhibit “A-2”, Page 4

Name:

Title:

Dated:

Exhibit “A-2”, Page 5

SCHEDULE “A-2”

Principal
Date	Advance	Payment	Outstanding

Exhibit “A-2”, Page 6

EXHIBIT B
PIER 1 FUNDING, L.L.C.
PIER 1 IMPORTS CREDIT CARD MASTER TRUST
MONTHLY CERTIFICATEHOLDERS’ STATEMENT
For the month of                                         ,                     per $1,000 original principal amount per Certificate:

5.2(b)(i)	Total Distribution to Certificateholders

5.2(b)(ii)	Total Distribution of Principal to Certificateholders

5.2(b)(iii)	Total Distribution of Interest to Certificateholders
Totals for the month of                                         ,                     :

5.2(b)(iv)	Principal Collected and Allocated to the:
Class A Certificates
Class B Certificates

5.2(b)(v)	Finance Charges Collected and Allocated to the:
Class A Certificates
Class B Certificates

5.2(b)(xi)	Reallocated Class B Principal Collections

5.2(b)(xii)	Dilution Ratio

5.2(b)(xiv)	Store Payment Enhancement Draws
As of the                                         ,                      month-end:

5.2(b)(vi)	Aggregate Principal Receivables
Invested Amount
Class A Invested Amount
Class B Invested Amount
Floating Allocation Percentage
Fixed/Floating Allocation Percentage

Exhibit “B”, Page 1

5.2(b)(vii)	Aggregate Outstanding Balance of Accounts:
30 Days Contractually Delinquent
60 Days Contractually Delinquent
90 Days Contractually Delinquent
120 Days Contractually Delinquent
150 Days Contractually Delinquent
180 Days Contractually Delinquent

5.2(b)(xiii)	Series Portfolio Yield for Current Period
3-month Average of Portfolio Yields
Series Base Rate
For the month of                                         ,                     , per $1,000 original principal amount per Certificate and in aggregate:

		Per $1,000 Orig. Amt:	Aggregate
5.2(b)(viii)	Investor Default Amount

5.2(b)(ix)	Class A Investor Charge-Offs
Class B Investor Charge-Offs

5.2(b)(x)	Monthly Servicing Fee

PIER 1 IMPORTS (U.S.), INC., a Delaware corporation, as Servicer
By:
J. Rodney Lawrence,
Senior Vice President

Exhibit “B”, Page 2

EXHIBIT C
INVESTOR CERTIFICATION
Date:
Wells Fargo Bank Minnesota, National Association
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479

Attention:	Corporate Trust Services — Asset-Backed Administration Pier 1 Imports Credit Card Master Trust
     In accordance with Section 5.02(c) of the Series Supplement (the “Series Supplement”), with respect to the Series 2001-1 Certificates (the “Certificates”), the undersigned hereby certifies and agrees as follows:
     1. The undersigned is a beneficial owner of $                     in principal balance of the Certificates.
     2. The undersigned is requesting a password for access to certain information (the “Information”) on the Paying Agent’s website.
     3. In consideration of the Paying Agent’s disclosure to the undersigned of the Information, or the password in connection therewith, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in connection with the related Certificates, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Paying Agent and the Trustee, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the “Representatives”) in any manner whatsoever, in whole or in part.
     4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, or would require registration of any Certificate pursuant to Section 5 of the Securities Act.
     5. The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Transferor, the Servicer, the Paying Agent and the Trustee for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

     6. Capitalized terms used by not defined herein shall have the respective meanings assigned thereto in the Series Supplement.
     In Witness Whereof, the undersigned has caused its name to be signed hereby by its duly authorized officer, as of the day and year written above.

Beneficial Owner

By:

Name:

Title:

Company:

Phone:

4

[Execution Copy]
FIRST AMENDMENT AGREEMENT
     This First Amendment Agreement (“Amendment”) is executed as of the 3rd day of September, 2002, by and among Pier 1 Funding, L.L.C., a Delaware limited liability company, as transferor (the “Transferor”), Pier 1 Imports (U.S.), Inc., a Delaware corporation, as servicer (the “Servicer”), and Wells Fargo Bank Minnesota, National Association, a national banking association, as trustee (the “Trustee”).
W I T N E S S E T H:
     WHEREAS, the Transferor, the Servicer and the Trustee executed the Series 2001-1 Supplement dated as of September 4, 2001 (the “Supplement”), to the Pooling and Servicing Agreement dated as of February 12, 1997, among such parties (as heretofore amended, the “Agreement;” unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Agreement or the 2001-1 Supplement, as applicable); and
     WHEREAS, the parties hereto have agreed to amend further the 2001-1 Supplement on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Amendment of the 2001-1 Supplement. Effective on the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 below, the 2001-1 Supplement is hereby amended as follows:
     (a) The definition of “Revolving Period” set forth in Section 1.2 of the 2002-1 Supplement is hereby deleted in its entirety and the folloiwng is substituted in its place the following:
     “Revolving Period” shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.
     (b) In connection with the reports to be delivered to the Administrative Agent pursuant to Section 5.2 of the 2001-1 Supplement, the Servicer hereby agrees and covenants that in addition to the delivery to the Administrative Agent of physical copies of such reports executed on behalf of the Servicer, the Servicer will forward copies of such reports to the Administrative Agent by electronic transmission to the applicable address of the Administrative Agent for notices by electronic transmission set forth in Section 7.11 of the Certficate Purchase Agreement or to such other address as the Administrative Agent may specify to the Servicer from time to time.
     SECTION 2. Condition Precedent. This Amendment shall become effective as of the date hereof upon the execution of this Amendment by all of the parties hereto and the execution and delivery of the Consent to Amendment to Supplement attached hereto.

5

     SECTION 3. Miscellaneous.
     3.1 Ratification. As amended hereby, the 2001-1 Supplement is in all respects ratified and confirmed and the 2001-1 Supplement as so supplemented by this Amendment shall be read, taken and construed as one and the same instrument.
     3.2 Representation and Warranty. Each of the Transferor and the Servicer represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     3.3 Governing Law; Parties; Severability. This Amendment shall be governed by and construed in accordance with the laws and decisions (as opposed to the conflicts of law provisions) of the State of New York. Whenever in this Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, any debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.
     3.4 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

6

     IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Amendment to be fully executed by their respective officers as of the day and year first above written.

PIER 1 FUNDING, L.L.C.,
Transferor

By

Name: Title:

PIER 1 IMPORTS (U.S.), INC.,
Servicer

By

Name: Title:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
Trustee

By

Name: Title:
[Consent to Amendment to Supplement Attached]

7

CONSENT TO AMENDMENT TO SUPPLEMENT
     The undersigned, constituting the Majority Investors under and as defined in the Certificate Purchase Agreement dated as of September 4, 2001 (as heretofore amended, the “Purchase Agreement”), among Pier 1 Funding, L.L.C., as the transferor, Pier 1 Imports (U.S.), Inc., as the servicer, the Class A Purchasers named therein and JPMorgan Chase Bank (as successor to Morgan Guaranty Trust Company of New York), as the administrative agent, hereby consent to the terms and conditions of the First Amendment Agreement dated as of September 3, 2002, among Pier 1 Funding, L.L.C., as transferor, Pier 1 Imports (U.S.), Inc., as servicer, and Wells Fargo Bank Minnesota, National Association, as trustee, relating to the Series 2001-1 Supplement dated as of September 4, 2001, among the same parties.

DELAWARE FUNDING CORPORATION, as the sole Structured Investor

By JPMorgan Chase Bank, as attorney-in-fact

By:

Name:
Title:

JPMORGAN CHASE BANK, as the sole Committed Investor

By:

Name:
Title:

8

[Execution Copy]
SECOND AMENDMENT AGREEMENT
     This Second Amendment Agreement (“Amendment”) is executed as of the 17th day of June, 2003, by and among Pier 1 Funding, L.L.C., a Delaware limited liability company, as transferor (the “Transferor”), Pier 1 Imports (U.S.), Inc., a Delaware corporation, as servicer (the “Servicer”), and Wells Fargo Bank Minnesota, National Association, a national banking association, as trustee (the “Trustee”).
W I T N E S S E T H:
     WHEREAS, the Transferor, the Servicer and the Trustee executed the Series 2001-1 Supplement dated as of September 4, 2001 (as heretofore amended, the “Supplement”), to the Pooling and Servicing Agreement dated as of February 12, 1997, among such parties (as heretofore amended, the “Agreement;” unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Agreement or the Supplement, as applicable); and
     WHEREAS, the parties hereto have agreed to amend further the Supplement on the terms and conditions hereinafter set forth.
              NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Amendment of the Supplement. Effective on the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 below, the Supplement is hereby amended as follows:
     (a) The definition of “Structured Investor Event” set forth in Section 1.2 of the Supplement is hereby deleted in its entirety.
     (b) Section 1.9 of the Supplement is amended by deleting subsection (h) thereof in its entirety and substituting the its place the followng: “(h) [Reserved];”
     SECTION 2. Condition Precedent. This Amendment shall become effective as of the date hereof upon the execution of this Amendment by all of the parties hereto and the execution and delivery of the Consent to Amendment to Supplement attached hereto.
     SECTION 3. Miscellaneous.
     3.1 Ratification. As amended hereby, the Supplement is in all respects ratified and confirmed and the Supplement as so supplemented by this Amendment shall be read, taken and construed as one and the same instrument.
     3.2 Representation and Warranty. Each of the Transferor and the Servicer represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization,

9

fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     3.3 Governing Law; Parties; Severability. This Amendment shall be governed by and construed in accordance with the laws and decisions (as opposed to the conflicts of law provisions) of the State of New York. Whenever in this Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, any debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.
     3.4 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

10

     IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Amendment to be fully executed by their respective officers as of the day and year first above written.

PIER 1 FUNDING, L.L.C.,
Transferor

By

Name: Title:

PIER 1 IMPORTS (U.S.), INC.,
Servicer
By

Name: Title:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
Trustee

By

Name: Title:
[Consent to Amendment to Supplement Attached]

11

CONSENT TO AMENDMENT TO SUPPLEMENT
     The undersigned, constituting the Majority Investors under and as defined in the Certificate Purchase Agreement dated as of September 4, 2001 (as heretofore amended, the “Purchase Agreement”), among Pier 1 Funding, L.L.C., as the transferor, Pier 1 Imports (U.S.), Inc., as the servicer, the Class A Purchasers named therein and JPMorgan Chase Bank (as successor to Morgan Guaranty Trust Company of New York), as the administrative agent, hereby consent to the terms and conditions of the Second Amendment Agreement dated as of June 17, 2003, among Pier 1 Funding, L.L.C., as transferor, Pier 1 Imports (U.S.), Inc., as servicer, and Wells Fargo Bank Minnesota, National Association, as trustee, relating to the Series 2001-1 Supplement dated as of September 4, 2001, as heretofore amended, among the same parties.

DELAWARE FUNDING CORPORATION, as the sole Structured Investor

By JPMorgan Chase Bank, as attorney-in-fact

By:

Name:
Title:

JPMORGAN CHASE BANK, as the sole Committed Investor

By:

Name:
Title:

12

[Execution Copy]
THIRD AMENDMENT AGREEMENT
     This Third Amendment Agreement (“Amendment”) is executed as of the 31st day of August, 2004, by and among Pier 1 Funding, L.L.C., a Delaware limited liability company, as transferor (the “Transferor”), Pier 1 Imports (U.S.), Inc., a Delaware corporation, as servicer (the “Servicer”), and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), a national banking association, as trustee (the “Trustee”).
W I T N E S S E T H:
     WHEREAS, the Transferor, the Servicer and the Trustee executed the Series 2001-1 Supplement dated as of September 4, 2001 (as heretofore amended, the “Supplement”), to the Pooling and Servicing Agreement dated as of February 12, 1997, among such parties (as heretofore amended, the “Agreement;” unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Agreement or the Supplement, as applicable); and
     WHEREAS, the parties hereto have agreed to amend further the Supplement on the terms and conditions hereinafter set forth.
             NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Amendment of the Supplement. Effective on the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 below, the Supplement is hereby amended as follows:
     (a) The following new definition is added to Section 1.2 of the Supplement in proper alphabetical order:
     “Pier 1 Imports” shall mean Pier 1 Imports, Inc., a Delaware corporation.
     (b) Section 1.9 of the Supplement is amended by amending and restating in their entirety subsections (i) and (j) thereof to read as follows:
     (i) a downgrade of Pier 1 Imports’ senior unsecured debt rating to below BB or Ba2 by Standard & Poor’s, Moody’s or Fitch;
     (j) a Change of Control shall have occurred with respect to Pier 1 Imports, or any of the Transferor, the Servicer or Pier 1 National Bank shall cease to be wholly-owned, directly or indirectly, by Pier 1 Imports; or
     SECTION 2. Condition Precedent. This Amendment shall become effective as of the date hereof upon the execution of this Amendment by all of the parties hereto and the execution and delivery of the Consent to Amendment to Supplement attached hereto.

13

     SECTION 3. Miscellaneous.
     3.1 Ratification. As amended hereby, the Supplement is in all respects ratified and confirmed and the Supplement as so supplemented by this Amendment shall be read, taken and construed as one and the same instrument.
     3.2 Representation and Warranty. Each of the Transferor and the Servicer represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     3.3 Governing Law; Parties; Severability. This Amendment shall be governed by and construed in accordance with the laws and decisions (as opposed to the conflicts of law provisions) of the State of New York. Whenever in this Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, any debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.
     3.4 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

14

     IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Amendment to be fully executed by their respective officers as of the day and year first above written.

PIER 1 FUNDING, L.L.C.,
Transferor

By

Name: Title:

PIER 1 IMPORTS (U.S.), INC.,
Servicer

By

Name: Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association),
Trustee

By

Name: Title:
[Consent to Amendment to Supplement Attached]

15

CONSENT TO AMENDMENT TO SUPPLEMENT
     The undersigned, constituting the Majority Investors under and as defined in the Certificate Purchase Agreement dated as of September 4, 2001 (as heretofore amended, the “Purchase Agreement”), among Pier 1 Funding, L.L.C., as the transferor, Pier 1 Imports (U.S.), Inc., as the servicer, the Class A Purchasers named therein and JPMorgan Chase Bank (as successor to Morgan Guaranty Trust Company of New York), as the administrative agent, hereby consent to the terms and conditions of the Third Amendment Agreement dated as of August 31, 2004, among Pier 1 Funding, L.L.C., as transferor, Pier 1 Imports (U.S.), Inc., as servicer, and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), as trustee, relating to the Series 2001-1 Supplement dated as of September 4, 2001, as heretofore amended, among the same parties.

DELAWARE FUNDING COMPANY, LLC (as successor to Delaware Funding Corporation), as the sole Structured Investor

By:	JPMorgan Chase Bank, as attorney-in-fact for Delaware Funding Company, LLC

By:

Name:
Title:

JPMORGAN CHASE BANK, as the sole Committed Investor

By:

Name:
Title:

16

[Execution Copy]
FOURTH AMENDMENT AGREEMENT
     This Fourth Amendment Agreement (this “Amendment”) is executed as of the 22nd day of February, 2005, by and among Pier 1 Funding, LLC, a Delaware limited liability company, as transferor (the “Transferor”), Pier 1 Imports (U.S.), Inc., a Delaware corporation, as servicer (the “Servicer”), and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), a national banking association, as trustee (the “Trustee”).
W I T N E S S E T H:
     WHEREAS, the Transferor, the Servicer and the Trustee executed the Series 2001-1 Supplement dated as of September 4, 2001 (as heretofore amended, the “Supplement”), to the Pooling and Servicing Agreement dated as of February 12, 1997, among such parties (as heretofore amended, the “Agreement;” unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Agreement or the Supplement, as applicable); and
     WHEREAS, the parties hereto have agreed to amend further the Supplement on the terms and conditions hereinafter set forth.
             NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Amendment of the Supplement. Effective on the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 below, the Supplement is hereby amended as follows:
     (a) The following new definitions are added to Section 1.2 of the Supplement in proper alphabetical order:
     “Eligible Deferred Payment Plan Receivable” shall mean any Deferred Payment Plan Receivable that is not an Ineligible Deferred Payment Plan Receivable.
     “Ineligible Deferred Payment Plan Receivable” shall mean any Deferred Payment Plan Receivable that by its terms (i) permits the deferral of current payments of principal for a period of more than three monthly billing cycles after the end of the applicable promotional period (which promotional period shall be a period of no more than eight consecutive weeks), (ii) permits the deferral of current payments of interest for more than 12 monthly billing cycles or (iii) permits the deferral of current payments of interest for up to 12 monthly billing cycles but does not require minimum monthly payments (following the expiration of any permitted deferral period with respect to current payments of principal) of at least 5% of the original outstanding principal balance thereof.

17

     (b) Section 1.6 of the Supplement is amended by amending and restating in its entirety Section 2.7(j) of the Agreement set forth therein to read as follows:
     Section 2.7(j) Designated Receivables. The Transferor shall designate all Ineligible Deferred Payment Plan Receivables outstanding from time to time as each having a Principal Receivable balance of zero. The Transferor shall designate certain Eligible Deferred Payment Plan Receivables to be treated as each having a Principal Receivable balance of zero on each Business Day on which the aggregate principal balance of Eligible Deferred Payment Plan Receivables exceeds 25% (or on any Business Day in February, June or October, 30%) of the balance of the Aggregate Principal Receivables on such day, such that following such designation the Principal Receivables balance of all Eligible Deferred Payment Plan Receivables not so designated shall not exceed 25% (or on any Business Day in February, June or October, 30%) of the balance of the Aggregate Principal Receivables on such day. The Transferor shall designate certain Foreign Receivables to be treated as each having a Principal Receivable balance of zero on each Business Day on which the aggregate Outstanding Balance of Foreign Receivables exceeds 1% of the aggregate Outstanding Balance of all Receivables on such day, such that following such designation the Outstanding Balance of all Foreign Receivables not so designated shall not exceed 1% of the aggregate Outstanding Balance of all Receivables on such day. Receivables designated by the Transferor as having a Principal Receivable balance of zero pursuant to this Section 2.7(j) will not be treated as Eligible Receivables, their principal balances will not be credited toward the Aggregate Principal Receivables in the Trust, and Collections with respect to such Receivables will be treated as Finance Charge Collections.
     (c) Section 1.9 of the Supplement is amended by amending and restating all of the provisions thereof immediately following subparagraph (k), to read as follows:
     then, after the applicable grace period set forth in such subparagraphs, either the Trustee or Series 2001-1 Certificateholders evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any class of this Series 2001-1 by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a “Series 2001-1 Pay Out Event”) has occurred as of the date of such notice.
     SECTION 2. Condition Precedent. This Amendment shall become effective as of the date hereof upon the execution of this Amendment by all of the parties hereto and the execution and delivery of the Consent to Amendment to Supplement attached hereto.
     SECTION 3. Miscellaneous.
     3.1 Ratification. As amended hereby, the Supplement is in all respects ratified and

18

confirmed and the Supplement as so supplemented by this Amendment shall be read, taken and construed as one and the same instrument.
     3.2 Representation and Warranty. Each of the Transferor and the Servicer represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     3.3 Governing Law; Parties; Severability. This Amendment shall be governed by and construed in accordance with the laws and decisions (as opposed to the conflicts of law provisions) of the State of New York. Whenever in this Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, any debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.
     3.4 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

19

     IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Amendment to be fully executed by their respective officers as of the day and year first above written.

PIER 1 FUNDING, LLC,
Transferor

By

Name: Title:

PIER 1 IMPORTS (U.S.), INC.,
Servicer

By

Name: Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association),
Trustee

By

Name: Title:
[Consent to Amendment to Supplement Attached]

20

CONSENT TO AMENDMENT TO SUPPLEMENT
     The undersigned, constituting the Majority Investors under and as defined in the Certificate Purchase Agreement dated as of September 4, 2001 (as heretofore amended, the “Purchase Agreement”), among Pier 1 Funding, LLC, as the transferor, Pier 1 Imports (U.S.), Inc., as the servicer, the Class A Purchasers named therein and JPMorgan Chase Bank, N.A. (as successor to Morgan Guaranty Trust Company of New York), as the administrative agent, hereby consent to the terms and conditions of the Fourth Amendment Agreement dated as of February 22, 2005, among Pier 1 Funding, LLC, as transferor, Pier 1 Imports (U.S.), Inc., as servicer, and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), as trustee, relating to the Series 2001-1 Supplement dated as of September 4, 2001, as heretofore amended, among the same parties.

DELAWARE FUNDING COMPANY, LLC (as successor to Delaware Funding Corporation), as the sole Structured Investor

By JPMorgan Chase Bank, N.A., as attorney-in-fact

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A. as the sole Committed Investor

By:

Name:
Title:
Exhibit “C”, Page 1